STATEMENT DATED JANUARY 29, 2003




                    STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                  ("SPDRS(R)")

                              SPDR TRUST, SERIES 1
            (A UNIT INVESTMENT TRUST ORGANIZED IN THE UNITED STATES)

                                -----------------

                          STATEMENT ISSUED PURSUANT TO
                      THE THIRD SCHEDULE OF THE SECURITIES
                       AND FUTURES (OFFERS OF INVESTMENTS)
                         (COLLECTIVE INVESTMENT SCHEMES)
                                REGULATIONS 2002

        THIS STATEMENT INCORPORATES THE PROSPECTUS DATED JANUARY 24, 2003
                    ISSUED BY THE SPDR TRUST, ATTACHED HERETO
                                -----------------

THE COLLECTIVE INVESTMENT SCHEME OFFERED IN THIS STATEMENT IS A RECOGNISED SCHEME UNDER THE SECURITIES AND FUTURES ACT 2001 (ACT 42 OF 2001). A COPY OF THIS STATEMENT HAS BEEN LODGED WITH AND REGISTERED BY THE MONETARY AUTHORITY OF SINGAPORE (THE "AUTHORITY"). THE AUTHORITY ASSUMES NO RESPONSIBILITY FOR THE CONTENTS OF THE STATEMENT. REGISTRATION OF THIS STATEMENT BY THE AUTHORITY DOES NOT IMPLY THAT THE SECURITIES AND FUTURES ACT 2001 (ACT 42 OF 2001), OR ANY OTHER LEGAL OR REGULATORY REQUIREMENTS HAVE BEEN COMPLIED WITH. THE AUTHORITY HAS NOT, IN ANY WAY, CONSIDERED THE INVESTMENT MERITS OF THE COLLECTIVE INVESTMENT SCHEME. THE DATE OF REGISTRATION OF THIS STATEMENT WITH THE AUTHORITY IS JANUARY 29, 2003. THE STATEMENT WILL EXPIRE ON JANUARY 29, 2004 (12 MONTHS AFTER THE DATE OF REGISTRATION).

THE SPDR TRUST, SERIES 1 HAS BEEN ADMITTED TO THE OFFICIAL LIST OF THE SINGAPORE EXCHANGE SECURITIES TRADING LIMITED ("SGX-ST"), AND PERMISSION HAS BEEN GRANTED BY THE SGX-ST TO DEAL IN AND FOR QUOTATION ON THE SGX-XTRANET OF ALL THE SPDRS ALREADY ISSUED AS WELL AS THOSE SPDRS WHICH MAY BE ISSUED FROM TIME TO TIME. THE SGX-ST ASSUMES NO RESPONSIBILITY FOR THE CORRECTNESS OF ANY OF THE STATEMENTS MADE OR OPINIONS EXPRESSED IN THIS STATEMENT AND ADMISSION TO THE OFFICIAL LIST OF THE SGX-ST IS NOT TO BE TAKEN AS AN INDICATION OF THE MERITS OF THE SPDR TRUST, SERIES 1 OR THE SPDRS.

                      STANDARD & POOR'S DEPOSITARY RECEIPTS
                                  ("SPDRS(R)")


                              SPDR TRUST, SERIES 1

                               SINGAPORE STATEMENT



                                TABLE OF CONTENTS


                                                                            PAGE

SPDR TRUST, SERIES 1 ......................................................  S-3

CORPORATE INFORMATION .....................................................  S-5

TRADING AND SETTLEMENT ....................................................  S-6

GENERAL AND STATUTORY INFORMATION ......................................... S-10


"S&P(R)" "S&P 500(R)," "STANDARD & POOR'S 500(R)," "STANDARD & POOR'S DEPOSITARY RECEIPTS(R)" AND "SPDRS(R)" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. PDR SERVICES LLC AND AMERICAN STOCK EXCHANGE LLC ARE PERMITTED TO USE THESE TRADEMARKS PURSUANT TO A LICENSE AGREEMENT WITH STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE TRUST, HOWEVER, IS NOT SPONSORED BY OR AFFILIATED WITH STANDARD & POOR'S OR THE MCGRAW-HILL COMPANIES, INC.

                              SPDR TRUST, SERIES 1

     This Statement, relating to the SPDR Trust, Series 1 ("Trust"), which is issued pursuant to the Third Schedule of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2002, has been lodged with and registered by the Authority who assumes no responsibility for its contents.

     This Statement incorporates the attached Prospectus dated January 24, 2003 issued by the Trust ("US Prospectus"). Terms defined in the US Prospectus shall have the same meaning when used in this Statement.

     The Trust is a unit investment trust organised in the United States ("US") that issues securities called Standard & Poor's Depositary Receipts or "SPDRs," which represent an undivided ownership interest in the portfolio of stocks held by the Trust. SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the Standard and Poor's 500 Composite Stock Price Index(R) ("S&P 500 Index"). The Trust's portfolio consists of substantially all of the component common stocks which comprise thE S&P 500 Index and are weighted in accordance with the terms of the Trust Agreement (defined below). For additional details, please consult pages 37 to 42 in the US Prospectus attached hereto. All SPDRs are denominated in US dollars ($).

     PDR Services LLC ("Sponsor"), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Statement, other than that given in the US Prospectus under the heading "Report of Independent Accountants," and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief there are no other facts the omission of which would make any statement in this Statement misleading.

     The Trust is governed by a trust agreement ("Trust Agreement") between State Street Bank and Trust Company ("Trustee"), the trustee of the Trust, and the Sponsor dated as of January 1, 1993 and effective as of January 22, 1993, as amended by an Amendment Agreement dated as of January 19, 1996 and an Amendment Agreement dated as of September 1, 1997. Terms defined in the Trust Agreement shall have the same meaning when used in this Statement.

     Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts, US 02110, or by contacting Hon Cheung, Managing Director, State Street Global Advisors Singapore Limited, at 8 Shenton Way, #17-01 Temasek Tower, Singapore 068811, by telephone at 68839505(1), during normal Singapore business hours.

--------
(1) State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

     Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of SPDRs.

     Investors in the Trust are advised to carefully consider the risk factors set out under the heading "RISK FACTORS" on pages 10 to 12 of the US Prospectus, and to refer to paragraph 16 of this Statement for a discussion of the US and Singapore tax consequences of an investment in SPDRs.

ENQUIRIES

     All enquiries about the Trust or requests for additional copies of this Statement should be directed to an investor's local broker.

IMPORTANT: READ AND RETAIN THIS STATEMENT FOR FUTURE REFERENCE

                              CORPORATE INFORMATION


Sponsor to the Trust:                        PDR Services LLC
                                             c/o The American Stock Exchange
                                             86 Trinity Place
                                             New York, New York
                                             US 10006

Legal advisers to the Sponsor                Carter Ledyard & Milburn LLP
as to US law:                                2 Wall Street
                                             New York, New York
                                             US 10005

Legal advisers to the Sponsor                Stamford Law Corporation
as to Singapore law:                         9 Raffles Place, #32-00
                                             Republic Plaza, Singapore 048619
                                             Singapore
                                             Attn: Lee Suet Fern

Trustee:                                     State Street Bank and Trust Company
                                             225 Franklin Street
                                             Boston, Massachusetts
                                             US 02110

Legal advisers to the Trustee as to          Allen & Gledhill
Singapore law:                               36 Robinson Road, #18-01,
                                             City House, Singapore 068877
                                             Singapore
                                             Attn: Choo Wai Hong

Auditors:                                    PricewaterhouseCoopers LLP
                                             160 Federal Street
                                             Boston, Massachusetts
                                             US 02110

US Distributor of Creation Units:            ALPS Distributors, Inc. (formerly
                                             ALPS Mutual Funds Services, Inc.)
                                             1625 Broadway, Suite 2200
                                             Denver, Colorado
                                             US 80202

                             TRADING AND SETTLEMENT

     SPDRs are listed for trading under the market symbol SPY on the SGX-ST where they may be bought and sold in the secondary market at any time during the trading day. Market prices for SPDRs traded on the SGX-ST are available on the SGX-ST website (HTTP://ESITE.SGX.COM/SCRIPTS/AMEXPRICE.ASP). SPDRs may also be purchased by Authorized Participants directly from the Trust in the US by placing orders through the US Distributor in a minimum unit, called a "Creation Unit," of 50,000 SPDRs or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are done "in kind" only in the US, that is, through the delivery or receipt of a specified portfolio of securities. For additional details, please consult pages 28 to 31 and 33 to 37 in the US Prospectus attached hereto.

     As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax ("GST") of 4%. There will be a Singapore clearing fee, which is currently at the rate of 0.05% of the transacted value (up to a maximum of SGD200 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore of 4%. SPDRs are traded in US dollars ($) on the SGX-ST in 10 unit round lots. The primary trading market for SPDRs is in the US, where SPDRs are listed on The American Stock Exchange LLC ("American Stock Exchange"). The term "market day" as used in this Statement means a business day in which transactions in SPDRs can be executed and settled. Trading of SPDRs on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

     With respect to holders of SPDRs in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of SPDRs in Singapore should read this Statement carefully and all enquiries in relation hereto should be directed to their local brokers.

1.   GENERAL

     SPDRs are issued by the Trust in the form of certificateless securities which are eligible "book-entry-only" securities of The Depository Trust Company ("DTC"). As "book-entry-only" securities, SPDRs are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

     The Central Depository (Pte) Limited ("CDP") has entered into linking agreements with the National Securities Clearing Corporation ("NSCC"), by which CDP has access to DTC's depository and custodial services for subdepositing US securities. CDP, through such linking agreements, has an account sponsored by NSCC which is known as Sponsored Account No. 5700 ("Sponsored Account"), and is recognized by NSCC as a record owner for the SPDRs credited to the Sponsored Account. CDP through the linking agreements may receive SPDRs from or deliver SPDRs to accounts maintained by member participants in DTC ("DTC Participants").

     Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of SPDRs who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their SPDRs in CDP. The term "Depository Agent" shall have the same meaning ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

     Through the delivery mechanisms discussed below, it is possible for investors to purchase SPDRs in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Day Light Savings time (13 hours Eastern Standard time) in New York, and that the American Stock Exchange and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in SPDRs between the two markets cannot simultaneously occur.

     All dealings in, and transactions of, SPDRs in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that SPDRs sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

     Investors' holdings of SPDRs in their CDP account will be credited or debited for settlement on the third market day following the transaction date. A transaction will fail if SPDRs are not in an investor's CDP account for settlement on such day, and will be subject to the buy-in cycle on the fourth market day following the transaction date.

     In the absence of unforeseen circumstances, the delivery of SPDRs into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 10 a.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.   DELIVERY OF SPDRS TO CDP FOR TRADING ON THE SGX-ST

     Investors who hold SPDRs in DTC's system in the US and wish to trade them on the SGX-ST can direct delivery of the SPDRs to CDP; this book-entry transfer to CDP's Sponsored Account at DTC may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their SPDRs by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 10 a.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such SPDRs into the Sponsored Account on the delivery date. Upon notification that its Sponsored Account has been credited, CDP will accordingly credit SPDRs to the investor's account.

     Investors should ensure that their SPDRs are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the SPDRs for settlement pursuant to the trade, the SGX-ST may buy-in against him or her.

3.   DELIVERY OF SPDRS OUT OF CDP FOR TRADING ON THE AMERICAN STOCK EXCHANGE

     (a) Investors who hold SPDRs with CDP and wish to trade on the American Stock Exchange must arrange to deliver the SPDRs into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 10 a.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of SPDRs from the Sponsored Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor's securities account for the relevant number of SPDRs and then instruct DTC to deliver the SPDRs to the DTC Participant account as specified by the investor.

     (b) An investor who buys SPDRs on the SGX-ST and sells on the American Stock Exchange on the same day must instruct CDP to deliver the SPDRs to his or her DTC Participant account no later than 10 a.m. Singapore time on the US settlement date PROVIDED that the investor is a sub-account holder of CDP's Depository Agent and the purchase on the SGX-ST is tagged as a Delivery Versus Payment ("DVP") settlement. The Depository Agent of the investor must send an instruction to deliver the relevant number of SPDRs from its sub-account to the CDP via CDP's Delivery Versus Payment Foreign Broker ("DVP-FB") Computer System no later than 10 a.m. Singapore time on the US settlement date. Upon affirming the delivery instruction, CDP will instruct DTC to deliver the SPDRs from the Sponsored Account to the DTC Participant account as specified by the investor.

                            EXCHANGE RATES AND RISKS


     The SPDRs traded on the SGX-ST are denominated and traded in US dollars. SPDRs may only be created or redeemed in US dollars in the manner set out in the US Prospectus. Similarly, the distributions which may be made by the Trustee are in US dollars. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds from a currency conversion.

                        GENERAL AND STATUTORY INFORMATION

1.   APPOINTMENT OF AUDITORS

     The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent certified public accountants designated from time to time by the Trustee.

2.   DUTIES AND OBLIGATIONS OF THE TRUSTEE

     The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

          (i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Securities in its name or the name of its nominee or the nominee of its agent;

          (ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

          (iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

          (iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

          (v)    the Trustee  must provide to  brokers/underwriters  accounts of
     the   Trust   audited   by   the   auditors   of   the   Trust,   and   the
     brokers/underwriters will deliver such accounts to beneficial owners;

          (vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

          (vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

          (viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

          (ix) the Trustee must make such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

          (x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Securities therein, on file at its office and make the same available for inspection; and

          (xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.   CONTRACTS

     A holder of a SPDR is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.   VESTING OF ASSETS IN THE TRUST

     The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the SPDRs.

5.   REDEMPTION

     The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any SPDRs. As described on pages 33 to 37 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

6.   TRANSFER OF SPDRS

     As described on page S-6 of this Statement, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding SPDRs on the DTC system. Beneficial ownership of SPDRs will be shown on the records of DTC or its participants. Beneficial ownership records for holders of SPDRs in Singapore will be maintained at CDP.

     No certificates will be issued in respect of SPDRs. Transfers of SPDRs between investors will normally occur through the trading mechanism of the SGX-ST or the American Stock Exchange as described on pages 31 to 33 in the US Prospectus and in this Statement.

7.   MEETINGS OF HOLDERS OF SPDRS; VOTING; DISTRIBUTION OF ANNUAL REPORTS

     The Trust is not required by law to convene meetings of beneficial owners of the SPDRs.

     The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001 ("CDP Depository Agreement"), pursuant to which CDP has agreed to act as the depository for SPDRs in Singapore. CDP's duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of SPDRs, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of SPDRs, and (iii) providing the list of its Depository Agents and holders of SPDRs who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

     The Trustee arranges for the annual report of the Trust to be mailed to all holders of SPDRs, including the holders of SPDRs in Singapore, no later than the 60th day after the end of the Trust's fiscal year.

     The Sponsor or Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of SPDRs in Singapore, the relevant materials will be mailed to the holders of SPDRs in Singapore.

8.   DECLARATION

     It is hereby declared that no SPDRs shall be created or issued pursuant to this Statement later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Statement.

9.   ALLOTMENT OF SPDRS

     A Distribution  Agreement was entered into as of September 29, 1997 between
(1) the Sponsor,  (2) the Trust and (3) ALPS Mutual Funds  Services,  Inc.,  now
ALPS

     Distributors, Inc. ("ALPS"), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

          (i)    act  as  the  exclusive   distributor   for  the  creation  and
     distribution of SPDRs in aggregations of 50,000 SPDRs;

          (ii) hold itself available to receive and process orders for Creation Units of SPDRs; and

          (iii)  to enter into arrangements with dealers.

     It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 SPDRs and to request DTC to record on its books the ownership of such SPDRs in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.  BORROWING POWERS

     There are no borrowing powers conveyed in the Trust Agreement.

11.  SPONSOR AND TRUSTEE

     SPONSOR

     PDR Services LLC was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. It is wholly owned by the American Stock Exchange, and was formed in Delaware to act as sponsor for American Stock Exchange's exchange traded funds and other unit investment trusts. The Sponsor will remain the Sponsor of the Trust until it is removed, it resigns or the Trust Agreement is terminated. Although the Sponsor is entitled to, it receives no remuneration for the services it renders as Sponsor.

     TRUSTEE

     State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US in 1961, the culmination of a series of mergers among 13 predecessors, the oldest of which, Union Bank, was founded in 1792. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.  EXERCISE OF VOTING RIGHTS ON UNDERLYING SECURITIES

     The Trustee (rather than the beneficial owners of SPDRs) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstain from voting. There are no restrictions on the Trustee's right to vote securities or SPDRs when such securities or SPDRs are owned by the Trustee in its individual capacity.

13.  ADJUSTMENTS TO SECURITIES HELD BY THE TRUST

     The Trust's portfolio securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the S&P 500 Index.

14.  DISTRIBUTIONS TO BENEFICIAL OWNERS

     The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the SPDRs. A description of the distribution process is contained on pages 54 to 56 of the US prospectus. These distribution arrangements will be the same for holders of SPDRs in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses exceed the amount of the dividend, investors will not receive any dividend.

15.  CONSENTS

     PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Statement with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Statement. The report referred to in this Statement was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Statement.

     Carter Ledyard & Milburn LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Statement or references to its name in the form and context which it appears in this Statement.

16.  IMPORTANT TAX INFORMATION

A.   CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general description of the material US federal income tax consequences of the ownership and disposition of SPDRs applicable to a holder of SPDRs who, for purposes of US taxation and any applicable tax treaty or convention, has not been and will not be a US citizen or resident, a corporation organized in the US, or an estate or trust which is taxable by the US on all of its income regardless of source ("non-resident holder").

     This description is for general information purposes only and is based on the US Internal Revenue Code of 1986, as amended ("Code"), Treasury regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date hereof and all of which are subject to change. The tax treatment of a non-resident holder may vary depending upon his or her particular situation. Certain non-resident holders may be subject to special rules not discussed below. The discussion below does not address the effect of any state, local or foreign tax law on a non-resident holder, and does not address non-resident holders engaged in business in the US. Purchasers of SPDRs are advised to consult their own tax advisors with respect to an investment in the SPDRs.

   TAX CONSEQUENCES OF TRUST UNITS OWNERSHIP

     ORDINARY INCOME DIVIDENDS

     Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) to non-resident holders will generally be subject to US withholding tax at a rate of thirty percent (30%). The amount will be withheld by the dividend paying agent from all dividend distributions.

     In certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Treaty benefits are generally available only to persons that are qualified residents of a country with which the US has a treaty, and who provide a US Internal Revenue Service ("IRS") Form W-8BEN certifying entitlement to such benefits. There is currently no income tax treaty between the US and Singapore.

     TREATMENT OF CAPITAL GAIN DISTRIBUTIONS AND SALES PROCEEDS

Capital gain distributions (distributions from the excess of net long-term capital gains over net short-term capital losses) to non-resident holders and proceeds from the sale of Trust Units by a non-resident holder will generally not be subject to US withholding tax.

   BACKUP WITHHOLDING RULES

     "Backup withholding" is required on the payment of certain amounts to US persons, in order to enforce collection of income taxes owed by such persons. In general, non-US persons are exempt from US "backup withholding." In order to establish such exemption, however, a non-resident holder generally must supply appropriate documentation (generally, an IRS Form W-8BEN) to the paying agent (or its agent) or to the financial institution through which the non-resident holder holds SPDRs. PAYMENTS THAT CANNOT BE RELIABLY ASSOCIATED WITH DOCUMENTATION ARE GENERALLY PRESUMED TO BE MADE TO A US PAYEE WHO IS NOT AN EXEMPT RECIPIENT, IN WHICH CASE THIRTY PERCENT (30%) BACKUP WITHHOLDING WILL APPLY TO ALL PAYMENTS.

     As an exception to this general rule, a payee is presumed to be foreign if certain indicia of foreign status exist. Additionally, a payment that would be subject to withholding tax if made to a foreign person and which is exempt from backup withholding as a payment to a non-US account is presumed to be made to a foreign payee. Accordingly, ordinary dividends paid to a non-US account would generally be subject to withholding tax at the rate of thirty percent (30%).

     Payments to foreign intermediaries are subject to a special set of presumptions summarized below. Foreign intermediaries generally include foreign financial institutions, foreign clearing organizations, foreign branches or offices of a US financial institution or US clearing organization, and certain foreign corporations.

     If the foreign intermediary has not provided a valid intermediary withholding certificate, it is generally treated as an undocumented owner of the payment. A determination must then be made, based on factors set forth in the tax regulations, whether to treat the payee as an individual, trust, estate, corporation, or partnership. If the payee is presumed to be an individual, trust, estate, or partnership, it is presumed to be a US person who is not an exempt recipient and the thirty percent (30%) backup withholding rules would apply to all payments. If the payee is presumed to be a corporation, then it is also presumed to be a US person. However, if the amount paid consists of an amount that is subject to withholding, such as dividends, the corporate payee is presumed to be a foreign payee if there are indicia of foreign status, in which case withholding tax at the thirty percent (30%) rate is imposed.

     If the foreign intermediary (other than a qualified intermediary that has assumed primary withholding responsibility) has provided a valid intermediary withholding certificate, but the intermediary's withholding certificate is unreliable either because the withholding agent or payor has not been given sufficient information to determine the proper amount of withholding or because some or all of the underlying certificates that are required to be attached are lacking or are unreliable, the payment is presumed to be made to a foreign payee for whom the foreign intermediary collects the payment. Therefore, a dividend is subject to withholding tax at the thirty percent (30%) rate.

     The amount of any "backup withholding" (in contrast to the thirty percent (30%) withholding tax imposed on ordinary dividends) from a payment to a non-resident holder will be allowed as a credit against the non-resident holder's US federal income tax liability and may entitle such non-resident holder to a refund from the IRS to the extent such "backup withholding" is not needed to satisfy the thirty percent (30%) withholding tax liability that may have otherwise been imposed on such payment, provided that the required information is furnished to the IRS.

   US ESTATE TAX

     The estate of a non-resident individual holder of SPDRs may be subject to US estate tax on the value of such SPDRs, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is currently forty-nine percent (49%). If the holder is a qualified resident of a country with which the US maintains an estate tax treaty, the SPDRs may be exempt from estate tax. There is currently no estate tax treaty between the US and Singapore.

     The estate of a non-resident individual holder of Trust Units that is subject to US estate tax must generally file an IRS Form 706-NA ("United States Estate (and Generation-Skipping Transfer) Tax Return--Estate of non-resident not a citizen of the US") within nine months of the non-resident individual holder's date of death. Subject to certain exceptions, if the estate of the non-resident alien takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 ("Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)") to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

     The US estate tax is a lien against a non-resident decedent's assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent's assets to be transferred without liability.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in SPDRs.

B.   CERTAIN SINGAPORE TAX CONSIDERATIONS

     The following is a general description of material Singapore income tax, capital gains tax, stamp duty and estate duty consequences of the ownership and disposal of SPDRs. The discussion below is not intended to constitute a complete analysis of all tax consequences relating to ownership and disposal of SPDRs by a person who, for purposes of taxation in Singapore, is regarded a Singapore resident taxpayer or otherwise. Prospective investors of SPDRs should consult their own tax advisors concerning the tax consequences of their particular situations. This description is based on laws, regulations and interpretations now in effect and available as of the date of this Statement. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

   GENERAL

     Singapore resident taxpayers, such as individuals who are residing in Singapore and companies which are controlled or managed in Singapore, are subject to Singapore income tax on income accruing in or derived from Singapore or received in Singapore from outside Singapore.

     A corporate taxpayer is regarded as a tax resident in Singapore if the company's business is controlled and managed in Singapore (for example, if the board of directors meets and conducts the company's business in Singapore). An individual is regarded as resident in Singapore if the individual is physically present in Singapore or exercises an employment in Singapore (other than as a director of a company) for 183 days or more in a calendar year, or if the individual resides in Singapore.

     On May 3, 2002, the Minister for Finance announced in the fiscal year 2002 Budget that the corporate tax rate will be reduced to 22%, with effect from the year of assessment 2003. The Singapore government also announced its intention to reduce the corporate tax rate to 20% by the fiscal year 2004 Budget. In addition, 75% of the first SGD10,000 and 50% of the next SGD90,000 of a company's chargeable income (excluding Singapore dividends) are exempted from tax.

     All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

   ORDINARY INCOME DIVIDENDS

Dividends paid by the Trust on SPDRs received by a Singapore resident individual in Singapore will be liable to tax in Singapore. The rate of tax will vary according to the individual's circumstances. The Minister for Finance announced on May 3, 2002 that, with effect from the year of assessment 2003, the maximum rate will be reduced to 22% from

26%. The Singapore government also announced its intention to reduce the maximum rate to 20% by the fiscal year 2004 Budget.

     Dividends on SPDRs received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

   GAINS ON DISPOSAL OF THE SPDRS

     Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of SPDRs are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable.

   STAMP DUTY

     Stamp duty is not applicable to electronic transfers of the SPDRs through the CDP system.

   ESTATE DUTY

     Previously, Singapore estate duty was imposed on the value of most movable and immovable property situated in Singapore owned by individuals who are not domiciled in Singapore, subject to specific exemption limits. However, on May 3, 2002, the Minister for Finance announced in the fiscal year 2002 Budget that movable property of individual not domiciled in Singapore will be exempt from estate duty. Singapore estate duty is imposed on the value of most immovable property situated in Singapore and on most movable property, wherever it may be, owned by individuals who are domiciled in Singapore, subject to specific exemption limits. SPDRs are considered to be movable property situated outside Singapore.

     SPDRs held by an individual who is domiciled in Singapore are subject to Singapore estate duty upon such individual's death. Singapore estate duty is payable to the extent that the value of the SPDRs aggregated with any other assets subject to Singapore estate duty exceeds SGD600,000. Unless other exemptions apply to the other assets, for example, the separate exemption limit for residential properties, any excess beyond SGD600,000 will be taxed at 5% on the first SGD12,000,000 of the individual's Singapore chargeable assets and thereafter at 10%. Prospective investors should consult their own tax advisors regarding the Singapore estate duty consequences of their ownership of SPDRs.

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


PROSPECTUS

                    STANDARD & POOR'S DEPOSITARY RECEIPTS(R)
                                    ("SPDRs")
                              SPDR TRUST, SERIES 1
                            (A UNIT INVESTMENT TRUST)

                            ------------------------


o SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P 500(R) Index.

o   SPDR Trust holds all of the S&P 500 Index stocks.

o   Each SPDR represents an undivided ownership interest in the SPDR Trust.

o The SPDR Trust issues and redeems SPDRs only in multiples of 50,000 SPDRs in exchange for S&P 500 Index stocks and cash.

o Individual SPDRs trade on the American Stock Exchange like any other equity security.

o   Minimum trading unit: 1 SPDR.


                           ------------------------
                            SPONSOR: PDR SERVICES LLC
                  (SOLELY OWNED BY AMERICAN STOCK EXCHANGE LLC)

                            [SPDR(R) GRAPHIC OMITTED]

                           ------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           ------------------------
                        PROSPECTUS DATED JANUARY 24, 2003
                           ------------------------




                      COPYRIGHT(R) 2003 BY PDR SERVICES LLC

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

               STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")(R)
                              SPDR TRUST, SERIES 1

                                TABLE OF CONTENTS

SUMMARY ...................................................................    1
  Essential Information as of
    September 30, 2002 ....................................................    1
  Highlights ..............................................................    3
  Risk Factors ............................................................   10
REPORT OF INDEPENDENT ACCOUNTANTS .........................................   13
  Statement of Assets and Liabilities .....................................   14
  Statements of Operations ................................................   15
  Statements of Changes in Net Assets .....................................   16
  Financial Highlights ....................................................   17
  Notes to Financial Statements ...........................................   18
  Schedule of Investments .................................................   22
THE TRUST .................................................................   28
  Creation of Creation Units ..............................................   28
  Procedures for Creation of Creation Units ...............................   29
  Placement of Creation Orders Using
    SPDR Clearing Process .................................................   31
  Placement of Creation Orders Outside SPDR Clearing Process ..............   31
  Securities Depository;
    Book-Entry-Only System ................................................   31
REDEMPTION OF SPDRS .......................................................   33
  Procedures for Redemption of
    Creation Units ........................................................   33
  Placement of Redemption Orders Using SPDR Clearing Process ..............   36
  Placement of Redemption Orders Outside
    SPDR Clearing Process .................................................   36
THE PORTFOLIO .............................................................   37
  Portfolio Securities Conform to the
    S&P 500 Index .........................................................   37
  Adjustments to the Portfolio Deposit ....................................   40
THE S&P 500 INDEX .........................................................   42
LICENSE AGREEMENT .........................................................   44
EXCHANGE LISTING ..........................................................   45
TAX STATUS OF THE TRUST ...................................................   46
  Income Tax Consequences to
    Beneficial Owners .....................................................   46
  ERISA Considerations ....................................................   48
CONTINUOUS OFFERING OF SPDRS ..............................................   49
DIVIDEND REINVESTMENT SERVICE .............................................   50
EXPENSES OF THE TRUST .....................................................   51
  Trustee Fee Scale .......................................................   53
VALUATION .................................................................   54
ADMINISTRATION OF THE TRUST ...............................................   54
  Distributions to Beneficial Owners ......................................   54
  Statements to Beneficial Owners;
  Annual Reports ..........................................................   56
  Rights of Beneficial Owners .............................................   56
  Amendments to the Trust Agreement .......................................   57
  Termination of the Trust Agreement ......................................   57
SPONSOR ...................................................................   59
TRUSTEE ...................................................................   60
DEPOSITORY ................................................................   61
LEGAL OPINION .............................................................   61
INDEPENDENT ACCOUNTANTS ...................................................   61
CODE OF ETHICS ............................................................   61
INFORMATION AND COMPARISONS RELATING TO
  TRUST, SECONDARY MARKET TRADING,
  NET ASSET SIZE, PERFORMANCE AND
  TAX TREATMENT ...........................................................   62
GLOSSARY ..................................................................   69

"S&P(R)", "S&P 500"(R), "Standard & Poor's 500"(R), "Standard & Poor's Depositary Receipts"(R) and "SPDRs"(R) are trademarks of The McGraw-Hill
Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a "License Agreement" with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. SPDR Trust, Series 1, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw-Hill Companies, Inc.

                                     SUMMARY

                 ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2002*

Glossary:                                All   defined   terms   used   in  this
                                         Prospectus  and page  numbers  on which
                                         their definitions  appear are listed in
                                         the Glossary on page 69.

Total Trust Assets:                      $30,860,035,630

Net Trust Assets:                        $30,698,876,563

Number of SPDRs:                         375,387,611

Fractional Undivided Interest in the
   Trust Represented by each SPDR:       1/375,387,611th

Dividend Record Dates:                   Quarterly, on the second (2nd) Business
                                         Day after  the third  Friday in each of
                                         March, June, September and December.

Dividend Payment Dates:                  Quarterly,  on the last Business Day of
                                         April, July, October and January.

Trustee's Annual Fee:                    From 6/100 of one  percent to 10/100 of
                                         one  percent,  based  on the NAV of the
                                         Trust,  as the same may be  adjusted by
                                         certain amounts.

Estimated Ordinary Operating
   Expenses of the Trust:                12/100 of one percent  (0.12%) (after a
                                         waiver of a portion of Trustee's annual
                                         fee).**

NAV per SPDR (based on the value
   of the Portfolio Securities, other
   net assets of the Trust and number
   of SPDRs outstanding):                $81.78

Evaluation Time:                         Closing  time  of the  regular  trading
                                         session on the New York Stock Exchange,
                                         Inc.  (ordinarily  4:00  p.m.  New York
                                         time).

Licensor:                                Standard & Poor's,  a  division  of The
                                         McGraw-Hill Companies, Inc.

Mandatory Termination Date:              The Trust is  scheduled to terminate no
                                         later than  January 22,  2118,  but may
                                         terminate    earlier    under   certain
                                         circumstances.

Discretionary Termination:               The Trust may be  terminated  if at any
                                         time the value of the  securities  held
                                         by the Trust is less than $350,000,000,
                                         as adjusted  for  inflation.  The Trust
                                         may  also  be  terminated  under  other
                                         circumstances.

Fiscal Year End:                         September 30

Market Symbol:                           SPDRs  trade  on  the  American   Stock
                                         Exchange under the symbol "SPY".

CUSIP:                                   78462F103

---------------
   * The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on January 22, 1993.

  ** Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Last year's operating expenses were 0.1383%, but the excess over 0.1200% was waived by the Trustee and, after earnings credits of .0078% were applied, the net expenses of the Trust were 0.1122%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2004, but may thereafter discontinue this voluntary waiver policy. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1845% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed the current 0.1200% or 0.1845% of the Trust's daily NAV.

                                   HIGHLIGHTS

o    SPDRS ARE OWNERSHIP INTERESTS IN THE SPDR TRUST

     SPDR Trust, Series 1 ("Trust") is a unit investment trust that issues securities called "Standard & Poor's Depositary Receipts" or "SPDRs." The Trust is organized under New York law and is governed by a trust agreement between
State Street Bank and Trust Company ("Trustee") and PDR Services LLC ("Sponsor"), dated and executed as of January 22, 1993 ("Trust Agreement"). SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500 Index").

o    SPDRS SHOULD CLOSELY TRACK THE VALUE OF THE STOCKS INCLUDED IN THE
     S&P 500 INDEX

     SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index. Current information regarding the value of the S&P 500 Index is available from market information services. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") obtains information for inclusion in, or for use in the calculation of, the S&P 500 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust or the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P 500 Index or any data included in the S&P 500 Index.

     The Trust holds the Portfolio and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust ("Portfolio Securities" or, collectively, "Portfolio") and component stocks of the S&P 500 Index ("Index Securities"), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P 500 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange is open for business ("Business Day") following the day on which the change to the S&P 500 Index takes effect after the close of the market.

     The value of SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual SPDR may not be identical to the net asset value ("NAV") of such SPDR but, historically, these two valuations have been very close.

o    SPDRS TRADE ON THE AMERICAN STOCK EXCHANGE

     SPDRs are listed for trading on the American Stock Exchange ("Exchange"), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. SPDRs are traded on the Exchange in 100 SPDR round lots, but can be traded in odd lots of as little as one SPDR. The Exchange may halt trading of SPDRs under certain circumstances.

o    BROKERAGE COMMISSIONS ON SPDRS

     Secondary market purchases and sales of SPDRs are subject to ordinary brokerage commissions and charges.

o    THE TRUST ISSUES AND REDEEMS SPDRS IN "CREATION UNITS"

     The Trust issues and redeems SPDRs only in specified large lots of 50,000 SPDRs or multiples thereof referred to as "Creation Units." Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. ("Distributor"), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit.

     Fractional Creation Units may be created or redeemed only in limited circumstances.* Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

     If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

------------
* See the discussion of termination of the Trust in this Summary and "Dividend Reinvestment Service," however, for a description of the circumstances in which SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 50,000 SPDRs.

o    CREATION ORDERS MUST BE PLACED WITH THE DISTRIBUTOR

     All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a
"Participating Party," or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee ("Participant Agreement"). The term "Participating Party" means a broker-dealer or other participant in the SPDR Clearing Process, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission ("SEC"). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. "Dividend Equivalent Payment" is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as "Cash Component" and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a "Portfolio Deposit." Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the "SPDR Clearing Process," or (ii) with the Trustee outside the SPDR Clearing Process (I.E. through the facilities of DTC).

     The Distributor acts as underwriter of SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1625 Broadway, Suite 2200, Denver, CO 80202, toll free number:1-800-843-2639. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. PDR Services LLC, as Sponsor of the Trust, pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

o    EXPENSES OF THE TRUST

     The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers but before reflecting credits, the Trust currently is accruing ordinary operating expenses at an annual rate of 0.1200%.

     SHAREHOLDER FEES:*                                             None*
     (fees paid directly from your investment)

     ESTIMATED TRUST ANNUAL ORDINARY OPERATING EXPENSES:

     CURRENT TRUST ANNUAL ORDINARY                                 AS A % OF
     OPERATING EXPENSES                                        TRUST NET ASSETS
     ---------------------                                       -------------
     Trustee's Fee                                                  0.0621%
     S&P License Fee                                                0.0350%
     Registration Fees                                              0.0089%
     Marketing                                                      0.0300%
     Other Operating Expenses                                       0.0023%
                                                                    ------
     TOTAL:                                                         0.1383%
     Trustee Waiver**                                              (0.0183)%
                                                                    ------
     NET EXPENSE AFTER WAIVER                                       0.1200%
     Trustee Reduction for Balance Credits**                       (0.0078)%
                                                                    ------
     Net Expenses after Waivers and Reductions                      0.1122%
                                                                    ======

     Future expense accruals will depend primarily on the level of the Trust's net assets and the level of expenses.

--------------
* Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units"), and purchases and sales of SPDRs in the secondary market are subject to ordinary brokerage commissions and charges (described above in "Brokerage Commissions on SPDRs").

** Until March 9, 2004, the Trustee has agreed to waive a portion of its fee to the extent operating expenses exceed 0.1200%. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV. Trust expenses were further reduced by a Trustee's earnings credit of 0.0078% of the Portfolio's daily NAV as a result of uninvested cash balances in the Trust.

o    BAR CHART AND TABLE

     The bar chart below and the table on the next page entitled "Average Annual Total Returns (for periods ending December 31, 2002)" ("Table") provide some indication of the risks of investing in the Trust by showing the variability of the Trust's returns based on net assets and comparing the Trust's performance to the performance of the S&P 500 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

     The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold SPDRs through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling SPDRs in the secondary market (see footnotes (3) and (4) to the Table).

             [Data below represents bar chart in the printed piece]

1994         1995         1996        1997      1998       1999       2000     2001       2002
----         ----         ----        ----      ----       ----       ----     ----       ----
1.15         37.14        22.66       33.02     28.29      20.84     -9.14    -11.91     -22.09(1)

     This bar chart shows the performance of the Trust for each full calendar year since its inception on January 22, 1993. During the period shown above (January 1, 1994 through December 31, 2002), the highest quarterly return for the Trust was 21.21% for the quarter ended 12/31/1998, and the lowest was -17.26% for the quarter ended 9/30/2002.

--------------------------------------------------------------------------------
 (1) Total return figures are calculated assuming the reinvested price for the 12/20/02 income distribution is the 12/31/02 NAV. The actual reinvestment price is the 1/31/03 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                          PAST        PAST        SINCE
                                                        ONE YEAR   FIVE YEARS  INCEPTION(5)
                                                         -------    ---------   ----------
SPDR Trust, Series 1
   Return Before Taxes(1)(2)(3)(4) ...................   -22.09%      -0.68%       9.21%
   Return After Taxes on Distributions(1)(2)(3)(4) ...   -22.57%      -1.56%       8.48%
   Return After Taxes on Distributions and
     Redemption of Creation Units(1)(2)(3)(4) ........   -13.55%      -0.73%       7.42%
S&P 500 Index(6) .....................................   -22.10%      -0.59%       9.38%


-------------
 (1) Total return figures are calculated assuming the reinvested price for the 12/20/02 income distribution is the 12/31/02 NAV. The actual reinvestment price is the 1/31/03 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

 (2) Includes all applicable ordinary operating expenses set forth above in the section of "Highlights" entitled "Expenses of the Trust".

 (3) Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of "Highlights" entitled "A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units". If these amounts were reflected, returns would be less than those shown.

 (4) Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of SPDRs in the secondary market as discussed above in the section of "Highlights" entitled "Brokerage Commissions on SPDRs". If these amounts were reflected, returns would be less than those shown.

 (5) Investment operation commenced on January 22, 1993.

 (6) Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

o A TRANSACTION FEE IS PAYABLE FOR EACH CREATION AND FOR EACH REDEMPTION OF CREATION UNITS

     A transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the SPDR Clearing Process ("Transaction Fee") is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $3,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation ("10 Basis Point Limit").

     For creations and redemptions outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

o    SPDRS ARE HELD IN BOOK ENTRY FORM ONLY

     The Depository Trust Company ("DTC") or its nominee is the record or registered owner of all outstanding SPDRs. Beneficial ownership of SPDRs is shown on the records of DTC or its participants. Individual certificates are not issued for SPDRs. See "The Trust--Depository; Book-Entry-Only System."

o    SPDRS MAKE PERIODIC DIVIDEND PAYMENTS

     SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for SPDRs is ordinarily less than that of the S&P 500 Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with SPDR sales or redemptions.

     Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended ("Code"). Although all distributions are currently made quarterly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service ("Service") available through certain brokers. See "The Trust--Depository; Book-Entry-Only System."

o    THE TRUST INTENDS TO QUALIFY AS A REGULATED INVESTMENT COMPANY

     For the fiscal year ended September 30, 2002, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust. The Trust's regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

o    TERMINATION OF THE TRUST

     The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of SPDRs.

o    PURCHASES OF SPDRS BY REGISTERED INVESTMENT COMPANIES

     Purchases of SPDRs by registered investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust itself is also subject to the restrictions of Section 12(d)(1), meaning (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that regulated investment company's outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

                                  RISK FACTORS

     Investors can lose money by investing in SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in SPDRs.

INVESTMENT IN THE TRUST INVOLVES THE RISKS INHERENT IN AN INVESTMENT IN ANY EQUITY SECURITY. An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

     The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

     Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

     There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

THE TRUST IS NOT ACTIVELY MANAGED. The Trust is not actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P 500 Index.

A LIQUID TRADING MARKET FOR CERTAIN PORTFOLIO SECURITIES MAY NOT EXIST. Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

THE TRUST MAY NOT ALWAYS BE ABLE EXACTLY TO REPLICATE THE PERFORMANCE OF THE S&P 500 INDEX. The Trust is not able to replicate exactly the performance of the S&P 500 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. It is also possible that, for a short period, the Trust may not fully replicate the performance of the S&P 500 Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances.

INVESTMENT IN THE TRUST MAY HAVE ADVERSE TAX CONSEQUENCES. Investors in the Trust should also be aware that there are tax consequences associated with the ownership of SPDRs resulting from the distribution of Trust dividends and sales of SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV MAY NOT ALWAYS CORRESPOND TO MARKET PRICE. The NAV of SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 SPDRs may be different from the NAV of a Creation Unit (i.e., 50,000 SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per SPDR may be different from the NAV of a Creation Unit on a per SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

THE EXCHANGE MAY HALT TRADING IN SPDRS. SPDRs are listed for trading on the Exchange under the market symbol SPY. Trading in SPDRs may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in SPDRs inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading to be halted for a specified period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if SPDRs are delisted from the Exchange.

SPDRS ARE SUBJECT TO MARKET RISKS. SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in SPDRs.

THE REGULAR SETTLEMENT PERIOD FOR CREATION UNITS MAY BE REDUCED. Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or SPDRs in connection with creation and redemption activity within the SPDR Clearing Process are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may, in the future, reduce such "regular way" settlement period, in which case there may be a corresponding reduction in settlement periods applicable to SPDR creations and redemptions.

CLEARING AND SETTLEMENT OF CREATION UNITS MAY BE DELAYED OR FAIL. The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the SPDR Clearing Process, the stocks that are not delivered are covered by NSCC's guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of delivery.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEE AND THE UNITHOLDERS OF SPDR TRUST, SERIES 1:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Trust Series 1 (the "Trust") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

SPDR TRUST, SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ASSETS
    Investments in securities, at value ...............................   $ 30,683,233,826
    Cash ..............................................................        131,797,518
    Receivable for investments sold ...................................          2,519,460
    Receivable for income related to SPDR in-kind transactions ........             22,980
    Dividends receivable ..............................................         42,461,846
                                                                          ----------------
    Total Assets ......................................................     30,860,035,630
                                                                          ----------------

LIABILITIES
    Payable for investments purchased .................................          4,357,814
    Income distribution payable .......................................        138,720,206
    Accrued Trustee fees ..............................................          1,009,548
    Accrued expenses and other liabilities ............................         17,071,499
                                                                          ----------------
Total Liabilities .....................................................        161,159,067
                                                                          ----------------

Net Assets ............................................................   $ 30,698,876,563
                                                                          ================

NET ASSETS REPRESENTED BY:
    Paid in surplus ...................................................   $ 50,343,539,021
    Distribution in excess of net investment income ...................        (36,266,188)
    Accumulated net realized loss on investments ......................     (2,539,551,706)
    Net unrealized depreciation on investments ........................    (17,068,844,564)
                                                                          ----------------
Net Assets ............................................................   $ 30,698,876,563
                                                                          ================
Net asset value per SPDR ..............................................   $          81.78
                                                                          ================
Units of fractional undivided interest ("SPDRs") outstanding, unlimited
   units authorized, $0.00 par value ..................................        375,387,611
                                                                          ----------------
Cost of investments ...................................................   $ 47,752,078,390
                                                                          ================


                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                               FOR THE YEAR         FOR THE YEAR     FOR THE YEAR
                                                   ENDED                ENDED            ENDED
                                               SEPTEMBER 30,        SEPTEMBER 30,    SEPTEMBER 30,
                                                   2002                 2001             2000
                                              ---------------    ---------------   ---------------
INVESTMENT INCOME
   Dividend income (a) ....................   $   430,308,111    $   332,146,057    $  208,907,333
EXPENSES

   Trustee expense ........................        17,755,841         16,572,948        15,167,823
   Marketing expense ......................         7,944,415          7,933,224         7,324,559
   S&P license fee ........................         9,967,905          7,444,842         6,142,144
   SEC registration fee ...................                --          2,109,103         2,526,019
   Legal and audit services ...............           134,206             23,774           155,000
   Other expenses .........................           380,957            334,322           280,001
                                              ---------------    ---------------    --------------
 Total expenses ...........................        36,183,324         34,418,213        31,595,546
   Rebate from Trustee ....................        (2,007,651)        (2,674,063)       (5,472,178)
                                              ---------------    ---------------    --------------
Net expenses ..............................        34,175,673         31,744,150        26,123,368
   Trustee earnings credit ................        (1,523,393)        (2,408,752)       (2,634,976)
                                              ---------------    ---------------    --------------
Net expenses after Trustee earnings
   credits ................................        32,652,280         29,335,398        23,488,392
                                              ---------------    ---------------    --------------
Net Investment Income .....................       397,655,831        302,810,659       185,418,941
                                              ---------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) on investment
     transactions .........................    (1,023,252,620)     1,123,821,976     2,168,957,337
   Net increase in unrealized depreciation     (6,497,205,220)    (9,508,928,101)     (629,335,586)
                                              ---------------    ---------------    --------------
    Net Realized and Unrealized Gain/(Loss)
     on Investments .......................    (7,520,457,840)    (8,385,106,125)    1,539,621,751
                                              ---------------    ---------------    --------------
   Net increase (decrease)
     in net assets resulting
     from operations ......................   $(7,122,802,009)   $(8,082,295,466)   $1,725,040,692
                                              ===============    ===============    ==============

--------------
(a) Net of withholding tax expense of $1,255,246, $1,632,512, and $994,496 for 2002, 2001, and 2000, respectively.

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE YEAR         FOR THE YEAR     FOR THE YEAR
                                                       ENDED                ENDED            ENDED
                                                   SEPTEMBER 30,        SEPTEMBER 30,    SEPTEMBER 30,
                                                        2002                2001             2000
                                                  ---------------     ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income ......................   $   397,655,831    $   302,810,659    $   185,418,941
   Net realized gain/(loss) on investment
     transactions .............................    (1,023,252,620)     1,123,821,976      2,168,957,337
   Net increase in unrealized
     depreciation .............................    (6,497,205,220)    (9,508,928,101)      (629,335,586)
                                                  ---------------    ---------------    ---------------
Net increase/(decrease) in net assets resulting
   from operations ............................    (7,122,802,009)    (8,082,295,466)     1,725,040,692
                                                  ---------------    ---------------    ---------------
Undistributed net investment income
   included in price of units issued and
   redeemed, net ..............................        34,187,594            258,362          5,040,960
                                                  ---------------    ---------------    ---------------
DISTRIBUTIONS TO UNITHOLDERS FROM
   NET INVESTMENT INCOME ......................      (425,983,780)      (302,709,902)      (186,655,601)
                                                  ---------------    ---------------    ---------------
Net increase in net assets from issuance
   and redemption of SPDRs ....................    13,337,612,220      8,971,980,218      9,563,211,356
                                                  ---------------    ---------------    ---------------
Net increase in net assets during period ......     5,823,014,025        587,233,212     11,106,637,407
Net assets at beginning of period .............    24,875,862,538     24,288,629,326     13,181,991,919
                                                  ---------------    ---------------    ---------------
Net assets end of period* .....................   $30,698,876,563    $24,875,862,538    $24,288,629,326
                                                  ===============    ===============    ===============
* Includes distributions in excess of net
   investment income ..........................   $   (36,266,188)   $    (7,938,239)   $    (8,038,996)
                                                  ---------------    ---------------    ----------------

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SPDR OUTSTANDING DURING THE PERIOD
--------------------------------------------------------------------------------

                                          FOR THE         FOR THE          FOR THE        FOR THE         FOR THE
                                        YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED      YEAR ENDED
                                          9/30/02         9/30/01          9/30/00         9/30/99         9/30/98
                                        -----------     -----------      -----------     -----------     ----------
NET ASSET VALUE,
   BEGINNING OF PERIOD ................ $    104.33     $    143.83      $    128.39     $    101.80     $    94.78
                                        -----------     -----------      -----------     -----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ..............        1.46            1.45             1.45            1.49           1.41
   Net realized and unrealized
     gain on investments ..............      (22.55)         (39.51)           15.43           26.59           7.01
                                        -----------     -----------      -----------     -----------     ----------
Total from investment operations ......      (21.09)         (38.06)           16.88           28.08           8.42
                                        -----------     -----------      -----------     -----------     ----------
Less distributions from:
   Net investment income ..............       (1.46)          (1.44)           (1.44)          (1.49)         (1.40)
                                        -----------     -----------      -----------     -----------     ----------
Net asset value, end of period ........ $     81.78     $    104.33      $    143.83     $    128.39     $   101.80
                                        ===========     ===========      ===========     ===========     ===========
Total investment return ...............      -20.46%         -26.60%           13.16%          27.54%          8.82%
RATIOS AND SUPPLEMENTAL DATA
Ratio to average net assets: ..........
   Net investment income ..............        1.40%           1.14%            1.01%           1.18%         1.35%
   Total expenses (2) .................        0.11%           0.11%            0.13%           0.17%          0.18%
   Portfolio turnover rate (1) ........        4.43%           4.61%            8.20%           6.23%          4.71%
   Total expenses excluding Trustee ...
     earnings credit ..................        0.12%           0.12%            0.14%           0.18%          0.19%
   Total expenses excluding Trustee ...
     earnings credit and fee waivers ..        0.13%           0.13%            0.17%           0.20%          0.22%
   Net assets, end of  period (000's).. $30,698,877     $24,875,863      $24,288,629     $13,181,992     $8,069,344

-----------
(1) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of SPDRs.

(2) Net of expenses reimbursed by the Trustee in 1999, 2000, 2001 and 2002, and the Sponsor and Trustee in 1998.

                                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

--------------------------------------------------------------------------------


NOTE 1--ORGANIZATION

     SPDR Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depositary Receipt ("SPDR"). The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 SPDRs (equivalent to three "Creation Units"--see
Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust. Effective September 30, 1997, the fiscal year end of the Trust changed from December 31 to September 30.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

     Security Valuation--Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the previous closing sale price on the exchange which is deemed to be the principal market for the security. If there is no closing sale price available, valuation will be determined by the Trustee in good faith based on available information.

     Investment Transactions--Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

     Distributions to Unitholders--The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

     Federal Income Tax--The Trust has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as

SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002

--------------------------------------------------------------------------------

amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences.

     During 2002, the Trust reclassified $598,865,807 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities. At September 30, 2002, the Trust had capital loss carryforwards of $33,523, $27,700,040, $56,816,996, $403,831,303 and $472,492,447 which will expire on
September 30, 2005, September 30, 2007, September 30, 2008, September 30, 2009 and September 30, 2010 respectively. The Trust incurred losses of $1,517,821,607 during the period November 1, 2001 through September 30, 2002 that were deferred for tax purposes until fiscal 2003.

     The tax character of distributions paid during the year ended September 30, 2002 was $425,983,780 of ordinary income.

     As of September 30, 2002, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on the tax basis were undistributed ordinary income of $102,454,018 and undistributed long term capital gain of $0.

NOTE 3 --TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

     In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2002:

                                                     FEE AS A PERCENTAGE OF
NET ASSET VALUE OF THE TRUST                      NET ASSET VALUE OF THE TRUST
---------------------------------              ----------------------------------
$0--$499,999,999                       10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000--$2,499,999,999           8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000--and above              6/100 of 1% per annum plus or minus the Adjustment Amount

SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002

--------------------------------------------------------------------------------


     The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2002, the Adjustment Amount reduced the Trustee's fee by $1,455,388. The Adjustment Amount included a deficiency of net transaction fees from processing orders of ($68,005) and a Trustee earnings credit of $1,523,393.

     For the year ended September 30, 2002, the Trustee agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust, before the Trustee earnings credit, which exceeded 12.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Trustee for the year ended September 30, 2002 was $2,007,651.

     The Trust has entered into a Memorandum of Agreement with Standard & Poor's ("S&P"), the American Stock Exchange LLC (the "AMEX"), and PDR Services (the "Sponsor") pursuant to which the Trust has obtained a sub-license to use certain S&P marks. The Memorandum of Agreement requires the Trust to pay annually a sub-license fee to the S&P equal to the greater of: (i) 0.03% of the Trust's daily average net assets of the Trust plus a volume based fee ranging from $0.03 to $0.04 per round lot trade of the average daily trading volume, or (ii) $125,000, the minimum annual fee.

NOTE 4--TRUST TRANSACTIONS IN SPDRS Transactions in SPDRs were as follows:

                                     YEAR ENDED
                                 SEPTEMBER 30, 2002
                          --------------------------------
                               SPDRS           AMOUNT
                          --------------  ----------------
SPDRs sold ..............    239,200,000  $ 23,977,046,407
Dividend reinvestment
  SPDRs issued ..........          8,716           891,781
SPDRs redeemed .........    (102,250,000) $(10,606,138,374)
Net income equalization..             --       (34,187,594)
                          --------------  ----------------
Net increase ............    136,958,716  $ 13,337,612,220
                          ==============  ================

                                     YEAR ENDED                        YEAR ENDED
                                 SEPTEMBER 30, 2001               SEPTEMBER 30, 2000
                          --------------------------------  ---------------------------------
                               SPDRS            AMOUNT           SPDRS            AMOUNT
                          --------------  ----------------  -------------    ----------------
SPDRs sold ..............    194,600,000  $ 24,198,795,267    168,550,000    $ 24,126,960,016
Dividend reinvestment
  SPDRs issued ..........          5,489           720,016          3,838             542,719
SPDRs redeemed ..........   (125,050,000)  (15,227,276,703)  (102,350,000)    (14,559,250,419)
Net income equalization               --          (258,362)            --          (5,040,960)
                          --------------  ----------------  -------------    ----------------
Net increase ............     69,555,489  $  8,971,980,218     66,203,838    $  9,563,211,356
                          ==============  ================  =============    ================

SPDR TRUST, SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

     Except for under the Trust's dividend reinvestment plan, SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5--INVESTMENT TRANSACTIONS

     For the year ended September 30, 2002, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $20,004,860,120, $6,678,974,838, $1,274,952,193, and $1,241,535,611,
respectively. At September 30, 2002, the cost of investments for federal income tax purposes was $47,812,934,181, accordingly, gross unrealized appreciation was $285,702,813 and gross unrealized depreciation was $17,415,403,168, resulting in net unrealized depreciation of $17,129,700,355. For the year ended September 30, 2002, State Street Corporation earned approximately $47,000 of brokerage commissions from investment transactions.

NOTE 6--TAX INFORMATION (UNAUDITED)

     For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended September 30, 2002 is 100.00%.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
3M Co. .......................    1,582,366    $    174,012,789
Abbott Lab ...................    6,361,797         257,016,599
ACE Ltd. .....................    1,068,495          31,638,137
ADC Telecommunications,
   Inc. * ....................    3,271,537           3,762,268
Adobe Systems, Inc. ..........      973,610          18,595,951
Advanced Micro
   Devices, Inc. * ...........    1,351,359           7,216,257
AES Corp. * ..................    2,213,482           5,555,840
Aetna, Inc. ..................      599,693          21,475,006
Aflac, Inc. ..................    2,118,603          65,019,926
Agilent Technologies, Inc. * .    1,884,317          24,609,180
Air Products &
   Chemicals, Inc. ...........      929,892          39,064,763
Alberto-Culver Co. Class B ...      233,573          11,452,084
Albertson's, Inc. ............    1,658,257          40,063,489
Alcoa, Inc. ..................    3,436,041          66,315,591
Allegheny Energy, Inc. .......      513,956           6,732,824
Allegheny Technologies, Inc...      347,091           2,401,870
Allergan, Inc. ...............      526,743          28,654,819
Allied Waste
   Industries, Inc. * ........      823,041           6,049,351
Allstate Corp. ...............    2,901,245         103,139,260
Alltel Corp. .................    1,277,579          51,269,245
Altera Corp. * ...............    1,600,339          13,874,939
Ambac Financial Group, Inc....      438,908          23,652,752
Amerada Hess Corp. ...........      357,926          24,296,017
Ameren Corp. .................      577,845          24,067,244
American Electric
   PowerCo., Inc. ............    1,385,994          39,514,689
American Express Co. .........    5,422,850         169,084,463
American Greetings Corp.
   Class A ...................      267,047           4,299,457
American International
   Group, Inc. ...............   10,644,888         582,275,374
American Power
   Conversion Corp. * ........      818,409           7,823,990
American Standard
   Cos., Inc. * ..............      294,710          18,749,450
AmerisourceBergen Corp. * ....      432,422          30,883,579
Amgen Inc. * .................    5,218,161         217,597,314
AMR Corp. * ..................      637,792           2,665,971
AmSouth Bancorp ..............    1,491,215          30,927,799
Anadarko Petroleum Corp. .....    1,019,494          45,408,263
Analog Devices, Inc. * .......    1,483,765          29,230,170
Andrew Corp. * ...............     362,376            2,373,563
Anheuser-Busch Cos., Inc. ....    3,561,713         180,222,678
Anthem, Inc. * ...............      582,629          37,870,885
AOL Time Warner, Inc. * ......   18,150,715         212,363,365
Aon Corp. ....................    1,097,069          22,478,944
Apache Corp. .................      576,426          34,268,526
Apollo Group, Inc.
   Class A * .................      700,622          30,428,013
Apple Computer, Inc. * .......    1,414,694          20,513,063
Applera Corp. -- Applied
   Biosystems Group ..........      881,132          16,124,716
Applied Materials, Inc. * ....    6,673,983          77,084,504
Applied Micro Circuits
   Corp. * ...................    1,241,211           3,549,863
Archer-Daniels-Midland  Co. ..    2,688,403          33,631,922
Ashland, Inc. ................      295,676           7,921,160
AT&T Corp. ...................   15,766,533         189,356,061
AT&T Wireless
   Services, Inc. * ..........   11,097,129          45,720,171
Autodesk, Inc. ...............      437,027           5,537,132
Automatic Data
   Processing, Inc. ..........    2,537,907          88,243,026
Autozone, Inc. * .............      429,429          33,864,771
Avaya, Inc. ..................    1,281,072           1,831,933
Avery Dennison Corp. .........      448,443          25,552,282
Avon Products, Inc. ..........      967,346          44,594,651
Baker Hughes, Inc. ...........    1,373,677          39,877,843
Ball Corp. ...................      226,830          11,429,964
Bank of America Corp. ........    6,146,412         392,141,086
Bank of New York Co.,
   Inc. (The) ................    2,976,983          85,558,491
Bank One Corp. ...............    4,784,769         178,950,361
Bausch & Lomb, Inc. ..........      219,763           7,289,539
Baxter International Inc......    2,430,052          74,238,089
BB&T Corp. ...................    1,961,171          68,719,432
Bear Stearns Cos.,
   Inc. (The) ................      407,919          23,006,632
Becton, Dickinson
   and Company ...............    1,052,632          29,894,749
Bed Bath & Beyond, Inc.*  ....    1,203,211          39,188,582
BellSouth Corp. ..............    7,619,159         139,887,759
Bemis Co., Inc. ..............      224,587          11,094,598
Best Buy Co., Inc. * .........    1,299,257          28,986,424
Big Lots, Inc. * .............      467,031           7,393,101
Biogen, Inc. * ...............      611,970          17,912,362
Biomet, Inc. .................    1,098,276          29,247,090
BJ Services Co. ..............      634,455          16,495,830
Black & Decker Corp. .........      328,575          13,777,150
Block (H&R), Inc. ............      747,871          31,418,061
BMC Software, Inc. * .........    1,000,627          13,078,195
Boeing Co. ...................    3,417,320         116,633,132

---------
(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
Boise Cascade Corp. ..........      244,959    $      5,585,065
Boston Scientific Corp.* .....    1,631,608          51,493,548
Bristol-Myers Squibb Co. .....    7,889,426         187,768,339
Broadcom Corp. Class A* ......    1,085,991          11,598,384
Brown-Forman Corp.
   Class B ...................      279,521          18,713,931
Brunswick Corp. ..............      371,281           7,811,752
Burlington Northern
   Santa Fe Corp. ............    1,574,361          37,658,715
Burlington Resources, Inc. ...      824,538          31,629,278
C.R. Bard, Inc. ..............      215,469          11,771,071
Calpine Corp.* ...............    1,509,006           3,727,245
Campbell Soup Co. ............    1,671,445          36,905,506
Capital One Financial Corp. ..      885,789          30,931,752
Cardinal Health, Inc. ........    1,841,455         114,538,501
Carnival Corp. ...............    2,398,597          60,204,785
Caterpillar, Inc. ............    1,408,949          52,441,082
Cendant Corp.* ...............    4,271,029          45,956,272
Centerpoint Energy
   Incorporated ..............    1,245,440          12,466,854
Centex Corp. .................      246,534          10,933,783
CenturyTel, Inc. .............      584,311          13,106,096
Charles Schwab Corp. (The) ...    5,614,021          48,841,983
Charter One Financial, Inc. ..      951,243          28,270,929
ChevronTexaco Corp. ..........    4,352,760         301,428,630
Chiron Corp.* ................      767,234          26,807,156
Chubb Corp. ..................      699,254          38,340,097
CIENA Corp.* .................    1,458,350           4,331,299
CIGNA Corp. ..................      576,032          40,754,264
Cincinnati Financial Corp. ...      657,696          23,400,824
CINergy Corp. ................      664,338          20,880,143
Cintas Corp. .................      699,767          29,334,233
Circuit City Stores, Inc. ....      867,003          13,135,095
Cisco Systems, Inc.* .........   29,851,370         312,842,358
Citigroup, Inc. ..............   20,685,597         613,327,951
Citizens Communications
   Co.* ......................    1,122,215           7,608,618
Citrix  Systems,  Inc.* ......      774,255           4,668,758
Clear Channel
   Communications, Inc.* .....    2,506,970          87,117,207
Clorox Co. ...................      939,155          37,735,248
CMS Energy Corp. .............      532,099           4,288,718
Coca-Cola Co. (The) ..........   10,118,697         485,292,708
Coca-Cola Enterprises, Inc. ..    1,792,828          38,079,667
Colgate-Palmolive Co. ........    2,228,699         120,238,311
Comcast Corp. Class A* .......    3,857,460          80,466,616
Comerica, Inc. ...............      718,081          34,625,866
Computer Associates
   International, Inc. .......    2,349,205          22,552,368
Computer Sciences Corp.* .....      705,607          19,608,819
Compuware Corp.* .............    1,539,388           4,695,133
Comverse Technology,
   Inc.* .....................      719,312           5,027,991
ConAgra Foods, Inc. ..........    2,185,460          54,308,681
Concord EFS, Inc.* ...........    2,090,675          33,199,919
ConocoPhillips* ..............    2,772,800         128,214,272
Consolidated Edison, Inc. ....      863,666          34,736,646
Constellation Energy
   Group, Inc. ...............      653,738          16,206,165
Convergys Corp.* .............      715,008          10,746,570
Cooper Industries Ltd Cl A ...      392,676          11,917,717
Cooper Tire & Rubber Co. .....      303,214           4,893,874
Coors (Adolph) Co. Class B ...      155,113           8,732,862
Corning Inc. .................    3,870,870           6,193,392
Costco Wholesale Corp.* ......    1,837,212          59,470,552
Countrywide Credit
   Industries, Inc. ..........      491,185          23,159,373
Crane Co. ....................      253,586           5,010,859
CSX Corp. ....................      865,780          22,839,276
Cummins, Inc. ................      176,297           4,164,135
CVS Corp. ....................    1,579,041          40,028,689
Dana Corp. ...................      622,464           8,141,829
Danaher Corp. ................      596,318          33,900,678
Darden Restaurants, Inc. .....      713,258          17,289,374
Deere & Co. ..................      961,746          43,711,356
Dell Computer Corp.* .........   10,584,594         248,843,805
Delphi Corp. .................    2,317,182          19,811,906
Delta Air Lines, Inc. ........      516,696           4,800,106
Deluxe Corp. .................      257,998          11,625,390
Devon Energy Corp. ...........      640,107          30,885,163
Dillard's, Inc. Class A ......      309,593           6,247,587
Disney (Walt) Co. (The) ......    8,320,218         125,968,100
Dollar General Corp. .........    1,322,919          17,753,573
Dominion Resources, Inc. .....    1,128,942          57,271,228
Dover Corp. ..................      814,532          20,672,822
Dow Chemical Co. .............    3,700,919         101,072,098
Dow Jones & Co., Inc. ........      352,516          13,540,140
DTE Energy Co. ...............      683,748          27,828,544
Du Pont (E.I.) de Nemours ....    4,049,701         146,072,715
Duke Energy Corp. ............    3,622,820          70,826,131
Dynegy, Inc. Class A .........    1,452,280           1,684,645
Eastman Chemical Co. .........      323,230          12,337,689
Eastman Kodak Co. ............    1,187,403          32,344,858
Eaton Corp. ..................      284,468          18,131,990
ebay Inc.* ...................    1,149,326          60,695,906

---------------
(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
Ecolab, Inc. ..................     535,639    $     22,352,215
Edison International ..........   1,335,668          13,356,680
El Paso Corp. .................   2,366,571          19,571,542
Electronic Arts Inc.* .........     566,195          37,346,222
Electronic Data
   Systems Corp. ..............   1,956,623          27,353,590
EMC Corp.* ....................   9,048,933          41,353,624
Emerson Electric Co. ..........   1,714,825          75,349,410
Engelhard Corp. ...............     535,407          12,758,749
Entergy Corp. .................     909,486          37,834,618
EOG Resources, Inc. ...........     472,749          17,000,054
Equifax, Inc. .................     600,399          13,052,674
Equity Office Properties
   Trust ......................   1,677,036          43,301,069
Equity Residential
   Properties Trust ...........   1,099,269          26,316,500
Exelon Corp. ..................   1,316,477          62,532,657
Exxon Mobil Corp. .............  27,631,313         881,438,885
Family Dollar Stores, Inc. ....     708,752          19,051,254
Fannie Mae ....................   4,066,157         242,098,988
Federated Department
   Stores, Inc.* ..............     804,222          23,676,296
FedEx Corp.* ..................   1,222,943          61,232,756
Fifth Third Bancorp ...........   2,391,711         146,444,465
First Data Corp. ..............   3,117,256          87,127,305
First Tennessee
   National Corp. .............     522,730          18,123,049
First Energy Corp. ............   1,226,843          36,670,337
Fiserv, Inc.* .................     755,769          21,221,993
FleetBoston Financial Corp. ...   4,281,425          87,041,370
Fluor Corp. ...................     317,084           7,749,533
Ford Motor Co. ................   7,386,273          72,385,475
Forest Laboratories, Inc.* ....     731,038          59,952,426
Fortune Brands, Inc. ..........     612,736          28,976,285
FPL Group, Inc. ...............     724,536          38,980,037
Franklin Resources, Inc. ......   1,071,507          33,323,868
Freddie Mac ...................   2,827,476         158,055,908
Freeport-McMoran Copper
   & Gold, Inc. Class B* ......     614,128           8,266,163
Gannett Co., Inc. .............   1,090,417          78,706,299
Gap, Inc. (The) ...............   3,543,878          38,451,076
Gateway, Inc.* ................   1,357,077           4,030,519
General Dynamics Corp. ........     821,303          66,796,573
General Electric Co. ..........  40,635,433       1,001,663,423
General Mills, Inc. ...........   1,492,768          66,308,755
General Motors Corp. ..........   2,284,711          88,875,258
Genuine Parts Co. .............     715,100          21,910,664
Genzyme Corp.* ................     867,443          17,878,000
Georgia-Pacific Corp. .........     934,206          12,228,757
Gillette Co. ..................   4,309,792         127,569,843
Golden West Financial Corp. ...     623,030          38,740,005
Goldman Sachs Group, Inc. .....   1,978,974         130,671,653
Goodrich (B.F.) Co. (The) .....     427,539           8,071,936
Goodyear Tire & Rubber
   Co. (The) ..................     667,990           5,938,431
Great Lakes Chemical Corp. ....     213,787           5,135,164
Guidant Corp.* ................   1,252,389          40,464,689
Halliburton Co. ...............   1,787,479          23,076,354
Harley-Davidson, Inc. .........   1,232,857          57,266,208
Harrah's Entertainment,
   Inc.* ......................     462,538          22,298,957
Hartford Financial Services
   Group, Inc. (The) ..........   1,012,762          41,523,242
Hasbro, Inc. ..................     725,232           8,071,832
HCA, Inc. .....................   2,102,886         100,118,402
Health Management
   Associates, Inc.* ..........   1,005,516          20,331,533
Healthsouth Corp.* ............   1,596,496           6,625,458
Heinz (H.J.) Co. ..............   1,432,785          47,812,035
Hercules, Inc.* ...............     454,094           4,182,206
Hershey Foods Corp. ...........     554,850          34,428,442
Hewlett-Packard Co. ...........  12,524,398         146,159,725
Hilton Hotels Corp. ...........   1,527,030          17,377,601
Home Depot, Inc. ..............   9,602,572         250,627,129
Honeywell International, Inc. .   3,337,454          72,289,254
Household International, Inc. .   1,861,539          52,700,169
Humana, Inc.* .................     694,039           8,606,084
Huntington Bancshares, Inc. ...   1,007,568          18,327,662
Illinois Tool Works, Inc. .....   1,251,593          73,005,420
IMS Health, Inc. ..............   1,190,969          17,828,806
Ingersoll-Rand Co. Class A ....     679,548          23,403,633
Intel Corp. ...................  27,236,798         378,319,124
International Business
   Machines Corp. .............   6,928,324         404,544,838
International Flavors &
   Fragrances, Inc. ...........     388,014          12,358,246
International Game
   Technology* ................     363,512          25,133,220
International Paper Co. .......   1,968,973          65,744,008
Interpublic Group of Cos., Inc.   1,559,018          24,710,435
Intuit, Inc.* .................     859,500          39,133,035
ITT Industries, Inc. ..........     372,179          23,197,917
J.C. Penney Co., Inc.
   (Holding Co.) ..............   1,077,752          17,157,812
J.P. Morgan Chase & Co. .......   8,118,259         154,165,738
Jabil Circuit, Inc.* ..........     802,539          11,861,526

------------
(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
JDS Uniphase Corp.* ..........    5,493,454    $     10,701,248
Jefferson-Pilot Corp. ........      612,888          24,576,809
John Hancock Financial
   Services, Inc. ............    1,200,546          33,375,179
Johnson & Johnson
   Company ...................   12,159,192         657,569,103
Johnson Controls, Inc. .......      358,832          27,565,474
Jones Apparel Group, Inc.* ...      507,246          15,572,452
KB HOME ......................      195,855           9,565,558
Kellogg Co. ..................    1,662,951          55,293,121
Kerr-McGee Corp. .............      405,157          17,600,020
Keycorp ......................    1,739,407          43,432,993
KeySpan Corp. ................      569,185          19,067,697
Kimberly-Clark Corp. .........    2,114,059         119,740,302
Kinder Morgan, Inc. ..........      469,855          16,656,360
King Pharmaceuticals, Inc.* ..      990,749          18,001,909
Kla-Tencor Corp.* ............      772,090          21,572,195
Knight Ridder, Inc. ..........      343,784          19,392,855
Kohl's Corp.* ................    1,371,917          83,426,273
Kroger Co.* ..................    3,237,479          45,648,454
Leggett & Platt, Inc. ........      805,865          15,948,068
Lehman Brothers
   Holdings, Inc. ............      986,930          48,408,916
Lexmark International,
   Inc. Class A* .............      517,818          24,337,446
Lilly (Eli) & Co. ............    4,578,762         253,388,689
Limited, Inc. (The) ..........    2,124,974          30,472,127
Lincoln National Corp. .......      745,729          22,782,021
Linear Technology Corp. ......    1,305,724          27,054,601
Liz Claiborne, Inc. ..........      443,931          11,076,078
Lockheed Martin Corp. ........    1,836,795         118,785,533
Loews Corp. ..................      771,131          33,073,809
Louisiana-Pacific Corp. ......      446,609           2,889,560
Lowe's Cos., Inc. ............    3,165,040         131,032,656
LSI Logic Corp.* .............    1,504,000           9,550,400
Lucent Technologies, Inc. ....   14,078,455          10,699,626
Manor Care, Inc.* ............      422,241           9,491,978
Marathon Oil Corp. ...........    1,269,851          28,800,221
Marriott International, Inc. .    1,001,778          29,041,544
Marsh & McLennan
   Cos., Inc. ................    2,231,711          92,928,446
Marshall & Ilsley Corp. ......      864,784          24,118,826
Masco Corp. ..................    1,980,578          38,720,300
Mattel, Inc. .................    1,766,846          31,820,896
Maxim Integrated
   Products, Inc.* ...........    1,327,283          32,863,527
May Department Stores Co. ....    1,170,585          26,654,220
Maytag Corp. .................      320,150           7,421,077
MBIA, Inc. ...................      609,137          24,335,023
MBNA Corp. ...................    5,183,137          95,266,058
McDermott International,
   Inc.* .....................      261,877           1,605,306
McDonald's Corp. .............    5,182,160          91,516,946
McGraw-Hill Cos.,
   Inc. (The) ................      797,355          48,814,073
McKesson  Corp. ..............    1,159,845          32,858,409
MeadWestvaco  Corp. ..........      811,167          15,582,518
MedImmune,  Inc.* ............    1,020,145          21,341,433
Medtronic, Inc. ..............    4,950,413         208,511,396
Mellon Financial Corp. .......    1,810,549          46,947,536
Merck & Co., Inc. ............    9,178,758         419,561,028
Mercury Interactive Corp.* ...      340,505           5,843,066
Meredith Corp. ...............      210,397           9,057,591
Merrill Lynch & Co., Inc. ....    3,514,604         115,806,202
MetLife,  Inc. ...............    2,886,860          65,704,934
MGIC Investment Corp. ........      437,649          17,869,209
Micron  Technology,  Inc.* ...    2,457,063          30,393,869
Microsoft Corp.* .............   22,118,378         967,457,854
Millipore Corp. ..............      196,839           6,257,512
Mirant Corp.* ................    1,642,039           3,628,906
Molex,  Inc. .................      794,825          18,694,284
Monsanto Co. .................    1,046,110          15,995,022
Moody's Corp. ................      630,872          30,597,292
Morgan Stanley
  Dean Witter & Co. ..........    4,482,992         151,883,769
Motorola, Inc. ...............    9,253,753          94,203,206
Nabors Industries Ltd. .......      581,353          19,039,311
National City Corp. ..........    2,481,160          70,787,495
National Semiconductor
   Corp.* ....................      706,814           8,439,359
Navistar International Corp. .      250,187           5,424,054
NCR Corp.* ...................      399,400           7,908,120
Network Appliance, Inc.* .....    1,330,881           9,755,358
New York Times Co.
   (The) Class A .............      600,911          27,311,405
Newell Rubbermaid, Inc. ......    1,072,283          33,101,376
Newmont Mining Corp.
   (Holding Co.) .............    1,598,955          43,987,252
Nextel Communications,
   Inc. Class A* .............    3,701,385          27,945,457
Nicor, Inc. ..................      185,573           5,233,159
Nike, Inc. Class B ...........    1,093,683          47,225,232
NiSource, Inc. ...............      841,115          14,492,411
Noble Corp. ..................      543,406          16,845,586
Nordstrom, Inc. ..............      549,806           9,863,520
Norfolk Southern Corp. .......    1,586,825          32,037,997


------------
(*) Denotes non-income producing security.

                See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
North Fork Bancorporation,
   Inc .......................      677,709    $     25,644,509
Northern Trust Corp. .........      912,327          34,394,728
Northrop Grumman Corp. .......      455,195          56,462,388
Novell, Inc.* ................    1,435,539           3,014,632
Novellus Systems, Inc.* ......      575,924          11,984,978
Nucor Corp. ..................      302,696          11,472,178
NVIDIA Corp.* ................      580,850           4,972,076
Occidental Petroleum Corp.....    1,505,934          42,738,407
Office Depot, Inc.* ..........    1,202,588          14,839,936
Omnicom Group, Inc. ..........      758,542          42,235,619
Oracle Corp.* ................   22,385,676         175,951,413
PACCAR, Inc. .................      476,953          16,116,242
Pactiv Corp.* ................      665,404          10,945,896
Pall Corp. ...................      517,301           8,168,183
Parametric Technology
   Corp.* ....................    1,115,295           2,007,531
Parker-Hannifin Corp. ........      482,277          18,427,804
Paychex, Inc. ................    1,531,415          37,167,442
Peoples Energy Corp. .........      145,155           4,890,272
PeopleSoft, Inc.* ............    1,212,432          14,997,784
PepsiCo,  Inc. ...............    7,203,946         266,185,805
PerkinElmer, Inc. ............      508,447           2,771,036
Pfizer,  Inc. ................   25,289,921         733,913,507
PG&E  Corp. * ................    1,595,245          17,962,459
Pharmacia Corp. ..............    5,264,864         204,697,912
Phelps Dodge Corp. ...........      340,986           8,739,471
Philip Morris Cos., Inc. .....    8,646,763         335,494,404
Pinnacle West Capital Corp....      350,799           9,738,180
Pitney Bowes, Inc. ...........      965,503          29,438,186
Plum Creek
    Timber Co., Inc. .........      756,153          17,096,619
PMC-Sierra, Inc.* ............      678,707           2,633,383
PNC Financial Services
   Group .....................    1,156,841          48,783,985
Power-One, Inc.* .............      318,064             947,831
PPG Industries, Inc. .........      689,179          30,806,301
PPL Corp. ....................      690,831          22,479,641
Praxair, Inc. ................      671,571          34,323,994
Principal Financial Group ....    1,470,465          38,496,774
Procter & Gamble Co. .........    5,298,481         473,578,232
Progress Energy, Inc. ........      905,476          37,006,804
Progressive Corp. (The) ......      895,598          45,344,127
Providian Financial Corp. ....    1,178,086           5,772,621
Prudential Financial, Inc. ...    2,388,649          68,219,815
Public Service Enterprise
   Group, Inc. ...............      844,021          25,742,640
Pulte Homes, Inc. ............      222,419           9,481,722
QLogic Corp.* ................      373,580           9,728,023
QUALCOMM, Inc.* ..............    3,121,098          86,204,727
Quintiles Transnational
   Corp.* ....................      473,900           4,506,789
Qwest Communications
   International, Inc.* ......    6,837,616          15,589,764
R.J. Reynolds Tobacco
   Holdings, Inc. ............      373,130          15,044,602
R.R. Donnelley & Sons Co. ....      461,970          10,860,915
RadioShack Corp. .............      687,647          13,794,199
Rational Software Corp.* .....      797,234           3,444,051
Raytheon Co. .................    1,630,111          47,762,252
Reebok International Ltd.* ...      230,581           5,776,054
Regions Financial Corp. ......      935,754          30,571,083
Robert Half International,
   Inc.* .....................      722,620          11,467,979
Rockwell Automation, Inc. ....      761,653          12,392,094
Rockwell Collins, Inc. .......      757,828          16,626,746
Rohm & Haas Co. ..............      905,880          28,082,280
Rowan Cos., Inc.* ............      398,160           7,421,702
Ryder System, Inc. ...........      256,311           6,389,833
Sabre Holdings Corp.* ........      563,574          10,905,157
SAFECO Corp. .................      527,711          16,770,656
Safeway, Inc.* ...............    1,976,102          44,067,075
Sanmina-SCI Corp.* ...........    2,147,739           5,949,237
Sara Lee Corp. ...............    3,199,672          58,522,001
SBC Communications Inc. ......   13,615,644         273,674,444
Schering-Plough Corp. ........    5,961,694         127,103,316
Schlumberger Ltd. ............    2,351,044          90,421,152
Scientific-Atlanta, Inc. .....      667,281           8,347,685
Sealed Air Corp.* ............      355,066           5,997,065
Sears, Roebuck & Co. .........    1,289,570          50,293,230
Sempra Energy ................      836,155          16,430,446
Sherwin-Williams Co. (The) ...      602,343          14,263,482
Siebel Systems, Inc.* ........    1,897,848          10,912,626
Sigma-Aldrich Corp. ..........      298,010          14,682,953
Simon Property Group, Inc. ...      783,390          27,990,525
SLM Corp. ....................      627,370          58,433,242
Snap-on, Inc. ................      239,226           5,497,413
Solectron Corp.* .............    3,330,751           7,027,885
Southern Co. (The) ...........    2,925,319          84,190,681
SouthTrust Corp. .............    1,394,928          33,827,004
Southwest Airlines Co. .......    3,145,260          41,077,096
Sprint Corp.* ................    3,657,271          33,354,311
Sprint Corp. (PCS Group)* ....    4,058,276           7,954,221
St. Jude Medical, Inc.* ......      707,286          25,250,110
St. Paul Cos., Inc. (The) ....      954,431          27,411,258
Stanley Works (The) ..........      350,679          11,456,683
Staples, Inc.* ...............    1,872,725          23,952,153

-------------
(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

SPDR TRUST, SERIES 1
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK                        SHARES          VALUE
------------                      ---------    ----------------
Starbucks Corp.* .............    1,568,049    $     32,364,531
Starwood Hotels & Resorts
   Worldwide, Inc. ...........      809,903          18,060,837
State Street Corp. ...........    1,335,530          51,604,879
Stilwell Financial, Inc.* ....      893,194          10,780,852
Stryker Corp. ................      809,170          46,608,192
Sun Microsystems, Inc.* ......   13,237,351          34,284,739
SunGard Data Systems,
   Inc.* .....................    1,157,029          22,504,214
Sunoco, Inc. .................      318,924           9,618,748
SunTrust Banks, Inc. .........    1,159,008          71,255,812
Supervalu, Inc. ..............      555,215           8,966,722
Symbol Technologies, Inc. ....      922,861           7,078,344
Synovus Financial Corp. ......    1,206,854          24,885,329
Sysco Corp. ..................    2,703,900          76,763,721
T. Rowe Price Group, Inc. ....      513,659          12,820,929
Target Corp. .................    3,680,262         108,641,334
TECO Energy, Inc. ............      578,478           9,186,231
Tektronix, Inc.* .............      398,151           6,541,621
Tellabs, Inc.* ...............    1,704,672           6,938,015
Temple-Inland, Inc. ..........      208,100           8,038,903
Tenet Healthcare Corp.* ......    1,992,815          98,644,342
Teradyne, Inc.* ..............      740,807           7,111,747
Texas Instruments, Inc. ......    7,058,985         104,261,208
Textron, Inc. ................      574,607          19,594,099
The Pepsi Bottling Group,
   Inc .......................    1,155,644          27,042,070
Thermo Electron Corp. ........      702,597          11,332,890
Thomas & Betts Corp. .........      248,867           3,506,536
Tiffany & Co. ................      594,734          12,745,150
TJX Cos., Inc. (The) .........    2,171,584          36,916,928
TMP Worldwide, Inc.* .........      435,171           3,916,539
Torchmark Corp. ..............      501,146          17,169,262
Toys "R" Us, Inc.* ...........      804,761           8,192,467
Transocean Sedco Forex, Inc. .    1,303,876          27,120,621
Travelers Property Casualty
   Corp. Class B* ............    4,082,247          55,232,802
Tribune Co. ..................    1,223,658          51,161,141
TRW, Inc. ....................      520,739          30,489,268
Tupperware Corp. .............      233,357           3,878,393
TXU Corp. ....................    1,157,647          48,285,456
Tyco International Ltd. ......    8,142,431         114,808,277
U.S. Bancorp .................    7,795,131         144,833,534
Union Pacific Corp. ..........    1,022,595          59,177,573
Union Planters Corp. .........      840,705          23,085,759
Unisys Corp.* ................    1,307,532           9,152,724
United Parcel Service Inc. ...
   Class B ...................    4,555,683         284,866,858
United States Steel Corp. ....      386,653           4,489,041
United Technologies Corp. ....    1,926,517         108,828,945
United Health Group, Inc. ....    1,254,103         109,382,864
Univision Communications,
   Inc. Class A* .............      905,920          20,654,976
Unocal Corp. .................      997,297          31,305,153
Unum Provident Corp. .........      993,887          20,225,600
UST, Inc. ....................      680,824          19,206,045
V.F. Corp. ...................      459,202          16,522,088
VERITAS Software Corp.* ......    1,647,006          24,161,578
Verizon Communications
   Inc .......................   11,104,223         304,699,879
Viacom,  Inc.* ...............    7,206,905         292,239,998
Visteon Corp. ................      550,463           5,212,885
Vulcan Materials Co. .........      424,464          15,348,618
W.W. Grainger, Inc. ..........      387,503          16,488,253
Wachovia Corp. ...............    5,581,016         182,443,413
Wal-Mart Stores, Inc. ........   18,168,214         894,602,857
Walgreen  Co. ................    4,173,013         128,361,880
Washington Mutual, Inc. ......    3,963,166         124,720,834
Waste Management,  Inc. ......    2,527,159          58,933,348
Waters Corp.* ................      535,842          12,994,168
Watson Pharmaceuticals,
   Inc.* .....................      435,517          10,674,522
Wellpoint Health Networks,
   Inc.* .....................      594,010          43,540,933
Wells Fargo & Co. ............    6,970,706         335,709,201
Wendy's International, Inc. ..      438,745          14,526,847
Weyerhaeuser Co. .............      896,645          39,246,152
Whirlpool Corp. ..............      263,834          12,099,427
Williams Cos., Inc. (The) ....    2,110,972           4,770,797
Winn-Dixie Stores, Inc. ......      581,751           7,632,573
Worthington Industries, Inc. .      358,752           6,708,662
Wrigley (Wm.) Jr. Co. ........      925,138          45,785,080
Wyeth ........................    5,413,816         172,159,349
Xcel Energy, Inc.* ...........    1,550,006          14,430,556
Xerox Corp. ..................    2,878,038          14,246,288
Xilinx, Inc.* ................    1,371,958          21,729,071
XL Capital Ltd. ..............      548,698          40,329,303
Yahoo!, Inc.* ................    2,365,200          22,634,964
Yum Brands, Inc.* ............    1,201,994          33,307,254
Zimmer Holdings, Inc.* .......      802,659          30,773,946
Zions Bancorp ................      376,339          16,382,037
                                               ----------------
Total Investments (Cost $47,752,078,390)       $ 30,683,233,826
                                               ================

-----------------------
(*) Denotes non-income producing security.

                 See accompanying notes to financial statements.

                                    THE TRUST

     The Trust, an exchange traded fund or "ETF", is a registered investment company which both (a) continuously issues and redeems "in-kind" its shares, known as SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists SPDRs individually for trading on the American Stock Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

CREATION OF CREATION UNITS

     Portfolio Deposits may be made through the SPDR Clearing Process or outside the SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed ("Transmittal Date") if (a) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the SPDR Clearing Process, in part due to the increased expense associated with settlement.

     The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current SPDR Prospectus.

     The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each Index Security in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily, reflect the relative weighting of the current S&P 500 Index and, together with the Cash Component, have a value equal

---------
*   Such increase is subject to the 10 Basis Point Limit.

** As of December 31, 2002, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent Company of the Exchange, owned 3.6372% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 3.6372% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned 0.0016% of DTCC Shares and the Trustee owned 4.59% of DTCC Shares.

to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2002, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the stock portion of a Portfolio Deposit as in effect on such day (which value occasionally includes a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). This information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt to the trading of SPDRs on the Exchange.

     Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each SPDR.

     Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all SPDRs.

PROCEDURES FOR CREATION OF CREATION UNITS

     All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

     SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the SPDRs on the date the order is placed provided in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of
(a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities ("Additional Cash Deposit"). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day. If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a transaction fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures will contain terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

     All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are determined by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the SPDRs ordered, would own 80% or more of the current outstanding SPDRs, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial

Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

PLACEMENT OF CREATION ORDERS USING SPDR CLEARING PROCESS

     Creation Units created through the SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the SPDR Clearing Process in a "regular way" manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

PLACEMENT OF CREATION ORDERS OUTSIDE SPDR CLEARING PROCESS

     Creation Units created outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of SPDRs so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

SECURITIES DEPOSITORY; BOOK-ENTRY-ONLY SYSTEM

     DTC acts as securities depository for SPDRs. SPDRs are represented by a single global security, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC.* Access to DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

     Upon the settlement date of any creation, transfer or redemption of SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the SPDR Clearing Process. Beneficial ownership of SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in SPDRs.

     As long as Cede & Co., as nominee of DTC, is the registered owner of SPDRs, references to the registered or record owner of SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of SPDRs. Beneficial Owners of SPDRs are not entitled to have SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

     The Trustee recognizes DTC or its nominee as the owner of all SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC ("Depository Agreement"), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC

--------------
* As of December 31, 2002, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

Participant as to the number of Beneficial Owners holding SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of SPDRs, is required immediately to credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may discontinue providing its service with respect to SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

                               REDEMPTION OF SPDRS

     SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under "Summary--Highlights--Termination of the Trust."

PROCEDURES FOR REDEMPTION OF CREATION UNITS

     Redemption   orders  must  be  placed  with  a  Participating   Party  (for
redemptions through the SPDR Clearing Process) or DTC Participant (for redemptions outside the SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the SPDRs to be redeemed and any Excess Cash Amounts by the Trustee in a timely manner. Orders for redemption effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the SPDR Clearing Process are required to transfer SPDRs through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

     Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

     The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a "Cash Redemption Payment," which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment ("Excess Cash Amounts"). For redemptions through the SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all SPDRs delivered upon redemption.

     If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

     If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

     The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P 500 Index.

     The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting.

     All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

     The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under "Valuation" and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite SPDRs are NOT delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, I.E., the Business Day on which the SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

     The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the New York Stock Exchange is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

PLACEMENT OF REDEMPTION ORDERS USING SPDR CLEARING PROCESS

     A redemption order made through the SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE SPDR CLEARING PROCESS

     A DTC Participant who wishes to place an order for redemption of SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the SPDR Clearing Process and that redemption will instead be effected through transfer of SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date ("DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

     The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

                                  THE PORTFOLIO

     Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P 500 Index and that derived from ownership of SPDRs.

PORTFOLIO SECURITIES CONFORM TO THE S&P 500 INDEX

     The S&P 500 Index is a capitalization-weighted index of 500 securities calculated under the auspices of the S&P Committee of S&P. At any moment in time, the value of the S&P 500 Index equals the aggregate market value of the total shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX or NASDAQ, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.

     Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P Index due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P 500 Index. In 2002, there were 25 company changes to the S&P 500 Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security of the S&P 500 Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P 500 Index.

     The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P 500 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P 500 Index.

     The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P 500 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (I.E., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P 500 Index ("Misweighting"), it may not be efficient identically to replicate the share composition of the S&P 500 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 8/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, "Misweighting Amount"), from the weighting of the Index Security in the S&P 500 Index.

     The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

     The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

     As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P 500 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

     All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

     The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

     If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

     From time to time S&P may adjust the composition of the S&P 500 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P 500 Index. As stocks of an issuer are often removed from the S&P 500 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

ADJUSTMENTS TO THE PORTFOLIO DEPOSIT

     On each Business Day (each such day an "Adjustment Day"), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding SPDRs multiplied by 50,000 SPDRs in one Creation Unit, resulting in an NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P 500 Index in a Portfolio Deposit for the following Business Day ("Request Day"), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P 500 Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

     In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the S&P 500 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

     On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the

Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

     On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P 500 Index divisor to be adjusted after the close of the market on that
Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index
Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

     The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (I.E., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (I.E., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

------------
* S&P publicly announces changes in the identity and/or weighting of Index Securities up to five Business Days in advance of the actual change. The announcements are made after the close of trading on such day.

     If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, of if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of SPDRs in Creation Unit size aggregations and upon the redemption of SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

                                THE S&P 500 INDEX

     The S&P 500 Index is composed of 500 selected stocks, all of which are listed on the AMEX, the NYSE or NASDAQ, and spans over 105 separate industry groups. As of December 31, 2002, the five largest industry segments comprising the S&P 500 Index were: Integrated Oil & Gas 4.45%, Industrial Conglomerates 4.08%, General Merchandise Stores 3.38%, Soft Drinks 2.45% and Household Products 2.14%. Since 1968, the S&P 500 Index has been a component of the U.S. Commerce Department's list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Trust.

     S&P is not responsible for and does not participate in the creation or sale of SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P 500 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

     The following table shows the actual performance of the S&P 500 Index for the years 1960 through 2002. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P 500 Index in the future. The results should not be considered representative of the performance of the Trust.

                     CALENDAR         CALENDAR        CHANGE IN      CALENDAR
                     YEAR-END     YEAR-END INDEX      INDEX FOR      YEAR-END
YEAR               INDEX VALUE*  VALUE 1960 = 100   CALENDAR YEAR     YIELD**
----               ------------  ----------------   -------------    -------
1960 ...........       58.11           100.00              --%        3.47%
1961 ...........       71.55           123.13           23.13         2.98
1962 ...........       63.10           108.59          -11.81         3.37
1963 ...........       75.02           129.10           18.89         3.17
1964 ...........       84.75           145.84           12.97         3.01
1965 ...........       92.43           159.06            9.06         3.00
1966 ...........       80.33           138.24          -13.09         3.40
1967 ...........       96.47           166.01           20.09         3.20
1968 ...........      103.86           178.73            7.66         3.07
1969 ...........       92.06           158.42          -11.36         3.24
1970 ...........       92.15           158.58            0.10         3.83
1971 ...........      102.09           175.68           10.79         3.14
1972 ...........      118.05           203.15           15.63         2.84
1973 ...........       97.55           167.87          -17.37         3.06
1974 ...........       68.56           117.98          -29.72         4.47
1975 ...........       90.19           155.21           31.55         4.31
1976 ...........      107.46           184.93           19.15         3.77
1977 ...........       95.10           163.66          -11.50         4.62
1978 ...........       96.11           165.39            1.06         5.28
1979 ...........      107.94           185.75           12.31         5.47
1980 ...........      135.76           233.63           25.77         5.26
1981 ...........      122.55           210.89           -9.73         5.20
1982 ...........      140.64           242.02           14.76         5.81
1983 ...........      164.93           283.82           17.27         4.40
1984 ...........      167.24           287.80            1.40         4.64
1985 ...........      211.28           363.59           26.33         4.25
1986 ...........      242.17           416.75           14.62         3.49
1987 ...........      247.08           425.19            2.03         3.08
1988 ...........      277.72           477.92           12.40         3.64
1989 ...........      353.40           608.15           27.25         3.45
1990 ...........      330.22           568.26           -6.56         3.61
1991 ...........      417.09           717.76           26.31         3.24
1992 ...........      435.71           749.80            4.46         2.99
1993 ...........      464.45           802.70            7.06         2.78
1994 ...........      459.27           790.34           -1.54         2.82
1995 ...........      615.93         1,059.92           34.11         2.56
1996 ...........      740.74         1,274.70           20.26         2.19
1997 ...........      970.43         1,669.99           31.01         1.77
1998 ...........    1,229.23         2,115.35           26.67         1.49
1999 ...........    1,469.25         2,528.39           19.53         1.14
2000 ...........    1,320.28         2,272.04          -10.14         1.19
2001 ...........    1,148.08         1,975.70          -13.04         1.36
2002 ...........      879.82         1,514.06          -23.37         1.81

-----------
* Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

** Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P 500 Index.

                                LICENSE AGREEMENT

     The License Agreement grants the Sponsor a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on January 22, 2018 but its term may be extended beyond such date without the consent of any of the Beneficial Owners of SPDRs.

     None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P", "Standard & Poor's", "Standard & Poor's 500" or "S&P 500" or to use the S&P 500 Index except as specifically described herein or as may be specified in the Trust Agreement.

     The Trust is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of SPDRs into consideration in determining, comprising or calculating the S&P 500 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of SPDRs.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                EXCHANGE LISTING

     SPDRs are listed on the Exchange. The Trust is not required to pay a listing fee to the Exchange. Transactions involving SPDRs in the public trading market are subject to customary brokerage charges and commissions.

     The Sponsor's aim in designing SPDRs was to provide investors with a security whose initial market value would approximate one-tenth (1/10th) the value of the S&P 500 Index. Of course, the market value of a SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a SPDR may no longer approximate 1/10th the value of the S&P 500 Index. The market price of a SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

     There can be no assurance that SPDRs will always be listed on the Exchange. The Trust will be terminated if SPDRs are delisted. The Exchange will consider the suspension of trading in or removal from listing of SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of SPDRs for 30 or more consecutive trading days; (b) the S&P 500 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

     SPDRs also are listed and traded on the Singapore Exchange Ltd. ("SGX") pursuant to a joint venture created by the Exchange and the SGX. In the future, SPDRs may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

                             TAX STATUS OF THE TRUST

     For the fiscal year ended September 30, 2002, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

INCOME TAX CONSEQUENCES TO BENEFICIAL OWNERS

     Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) are taxable to Beneficial Owners as ordinary income. A dividend paid in January is considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months.

     Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust are not based on the Trust's investment company taxable income and net capital gain, but rather are based on the dividends paid with respect to Portfolio Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of Portfolio Securities in order to distribute all of its investment company taxable income and net capital gain.

     Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally are treated as a return of capital for federal income tax purposes and reduce a Beneficial Owner's tax basis in SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding SPDRs fluctuates significantly. Beneficial Owners receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions. A distribution paid shortly after a purchase or creation of SPDRs may be taxable even though in effect it may represent a return of capital.

     Distributions reinvested in additional SPDRs through the means of the Service are nevertheless taxable dividends to Beneficial Owners acquiring such additional SPDRs to the same extent as if such dividends were received in cash.

     The sale of SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

     Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

     Under the Code, an in-kind redemption of SPDRs does not result in the recognition of taxable gain or loss by the Trust but generally constitutes a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally recognizes gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and stocks received and its tax basis in the SPDRs redeemed. Stocks received upon redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of SPDRs.

     Deposits of a Portfolio Deposit with the Trustee in exchange for Creation Units do not result in the recognition of taxable gain or loss by the Trust but generally constitute a taxable event to the investor under the Code, and an investor generally recognizes gain or loss with respect to each stock deposited equal to the difference between the amount realized in respect of the stock and the investor's tax basis therein. The amount realized with respect to a stock deposited should be determined by allocating the value on the date of deposit of the SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the stocks deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by an investor on the basis that there has been no material change in the investor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Investors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

     The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the investor or group of investors, upon obtaining the SPDRs ordered, would own eighty percent (80%) or more of the outstanding SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the stocks deposited different from the market value of such stocks on the date of deposit. The Trustee has the right to require information regarding SPDR ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

     Ordinary income dividends received via DTC by Beneficial Owners who are non-resident aliens are subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident holders of SPDRs are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

     Backup withholding at a rate equal to the fourth lowest income tax rate applicable to individuals (which, under current law, is 30% for 2003, 29% for 2004 and 2005, 28% for 2006 through 2010, and 31% thereafter) applies to dividends, capital gain distributions, redemptions and sales of SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, if the required information is furnished to the U.S. Internal Revenue Service.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

ERISA CONSIDERATIONS

     In considering the advisability of an investment in SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider  whether an  investment  in SPDRs is  permitted  by the  documents  and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

     The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in SPDRs and the considerations discussed above, to the extent applicable.

                          CONTINUOUS OFFERING OF SPDRS

     Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of SPDRs.

     Because new SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust, a "distribution", as such term is used in the Securities Act of 1933 ("1933 Act"), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent SPDRs and sells the SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new SPDRs with an active selling effort involving solicitation of secondary market demand for SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with SPDRs that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

     The Sponsor intends to qualify SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                          DIVIDEND REINVESTMENT SERVICE

     The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

     Distributions reinvested in additional SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

     The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of SPDRs at the close of business on each SPDR distribution date. Any cash balance remaining after the requisite number of SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional SPDRs with the cash from the distributions is an expense of the Trust.*

-------------
* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2002, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per SPDR.

                              EXPENSES OF THE TRUST

     Ordinary operating expenses of the Trust currently are being accrued at an annual rate of 0.1200%. Future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until March 9, 2004. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust's ordinary operating expenses will not exceed 0.1200% of the Trust's daily NAV.

     Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18.45/100 of 1% (0.1845%) per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 0.1845% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1845% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1845% per annum.

     Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

     The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

     In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of SPDRs; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

     If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

     For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee's compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

                                TRUSTEE FEE SCALE

      NET ASSET VALUE                                       FEE AS A PERCENTAGE OF NET
       OF THE TRUST                                          ASSET VALUE OF THE TRUST
       ------------                                          -----------------------
$0-$499,999,999 .......................  10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000-$2,499,999,999 ...........  8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000  and  above ............  6/100 of 1% per annum plus or minus the Adjustment Amount*

-------------
* The fee indicated applies to that portion of the NAV of the Trust that falls in the size category indicated.

     As of September 30, 2002, and as of December 31, 2002, the NAV of the Trust was $30,698,876,563 and $39,272,502,383, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio, or to creations or redemptions made in the future.

     The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee's fee for the following quarter. "Adjustment Amount" is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee's fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee's fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust's expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee's fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. To make the expense ratio of the Trust comparable to the expense ratio of most other investment companies, it is shown as a "below the line" adjustment to Trust's expenses. If the adjustment is negative, it is shown "above the line."

-------------
** The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

                                    VALUATION

     The NAV of the Trust is computed as of the Evaluation Time shown under "Summary--Essential Information" on each Business Day. The NAV of the Trust on a per SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding SPDRs.

     The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the stocks are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee's appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

                           ADMINISTRATION OF THE TRUST

DISTRIBUTIONS TO BENEFICIAL OWNERS

     The regular quarterly ex-dividend date for SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day ("Ex-Dividend Date"). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date ("Record Date") are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per SPDR are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date ("Dividend Payment Date"). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

     Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee's annual fee.

     Any additional distributions the Trust may need to make so as to continue to qualify as a "regulated investment company" would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the S&P 500 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

     The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (E.G., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

     As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner's pro rata share of the NAV of the Trust.

     All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

     The settlement date for the creation of SPDRs or the purchase of SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

     Any Beneficial Owner interested in acquiring additional SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner's broker.

STATEMENTS TO BENEFICIAL OWNERS; ANNUAL REPORTS

     With  each   distribution,   the  Trustee  furnishes  for  distribution  to
Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per SPDR.

     Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

RIGHTS OF BENEFICIAL OWNERS

     Beneficial Owners may sell SPDRs in the secondary market, but must accumulate enough SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

     Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The

     Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

AMENDMENTS TO THE TRUST AGREEMENT

     The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC;
(c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P 500 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

     Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

TERMINATION OF THE TRUST AGREEMENT

     The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

     The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P 500 Index; (e) if the License Agreement is terminated; or (f) if SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

     The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

     Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

     Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of SPDRs required.

                                     SPONSOR

     The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

     The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of SPDRs within a specified period.

     If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

     The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of SPDRs.

     The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                     TRUSTEE

     The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 225
Franklin Street, Boston, Massachusetts 02110. The Trustee's Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

     Information regarding Cash Redemption Payment amounts, number of outstanding SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee's principal office.

     The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

     If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

     Beneficial Owners of 51% of the then outstanding SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

     The Trust Agreement limits Trustee's liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                   DEPOSITORY

     DTC is a limited purpose trust company and member of the Federal Reserve System.

                                  LEGAL OPINION

     The legality of the SPDRs offered hereby has been passed upon by Carter Ledyard & Milburn LLP, New York, New York, as counsel for the Sponsor.

                             INDEPENDENT ACCOUNTANTS

     The financial statements as of September 30, 2002 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, 160 Federal Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

                                 CODE OF ETHICS

     The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the EDGAR
Database on the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

                 INFORMATION AND COMPARISONS RELATING TO TRUST,
              SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE
                                AND TAX TREATMENT

     Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of SPDRs, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners.

     Information may be provided to prospective investors to help them assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to SPDRs may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

     Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of SPDRs outstanding as of one or more periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

     Information may be provided to investors regarding the ability to engage in short sales of SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their SPDRs to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

     Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (E.G., realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). Based on projected differences between SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio and adjustments to the portfolio of an actively managed investment vehicle.

     Specifically, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with SPDRs. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 500 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions ("net redemptions") and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for SPDRs does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming SPDRs shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the S&P 500 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

     Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast, the in-kind redemption mechanism of SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to SPDRs holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the SPDRs holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

     Information regarding the secondary market trading activity of SPDRs also may be presented over one or more stated periods, such as for daily, monthly, quarterly or annual periods. Secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

     Information may also be provided in communications to prospective investors or current Beneficial Owners comparing and contrasting the relative advantages of investing in SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (E.G., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (E.G., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning SPDRs.

     In addition, information on the performance of SPDRs based on changes in price per SPDR with or without reinvesting all dividends and/or any distributions of capital in additional SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P 500 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. Information on performance of SPDRs also may be presented on an after tax basis, using methods of calculation that are in accordance with the SEC's rules and regulations. The performance of the Trust, of the S&P 500 Index (provided information is also given reflecting the performance of the Trust in comparison to that S&P 500 Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

     Information on the relative price performance of SPDRs in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (I.E., perfect negative linear association) to positive one hundred percent (100%) (I.E., perfect linear association).

     One important difference between SPDRs and conventional mutual fund shares is that SPDRs are available for purchase or sale on an intraday basis on the American Stock Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of SPDRs closing prices to NAV for the period 1/29/93 (the first trading date of the SPDR Trust) through 12/31/02, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/asked spreads for 2002. This table should help investors evaluate some of the advantages and disadvantages of SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the table illustrates in an approximate way the risks of buying or selling SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

     The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/29/93 through 12/31/02. The investor may wish to compare these ranges with the average bid/asked spread on SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/asked spread on SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/asked spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/asked spreads to be associated with wider daily spread ranges.

      DAILY PERCENTAGE PRICE RANGES: AVERAGE AND FREQUENCY DISTRIBUTION FOR
                 SPDR TRUST AND S&P COMPOSITE STOCK PRICE INDEX:
                            HIGHS AND LOWS VS. CLOSE*
                (FROM 1/29/93 THROUGH 12/31/2002 EXCEPT AS NOTED)

S&P 500 COMPOSITE STOCK PRICE INDEX

                                          INTRADAY HIGH VALUE    INTRADAY LOW VALUE
                  DAILY % PRICE RANGE     ABOVE CLOSING VALUE    BELOW CLOSING VALUE
                ----------------------  ----------------------  ---------------------
     RANGE      FREQUENCY   % OF TOTAL  FREQUENCY   % OF TOTAL   FREQUENCY % OF TOTAL
     -----      ---------   ----------  ---------   ----------   ----------- --------
    0--.25%          1         0.04%       988         39.50%       671       26.83%
   .25--.5%        238         9.52%       468         18.71%       579       23.15%
     .5--1%        812        32.47%       523         20.91%       638       25.51%
    1--1.5%        628        25.11%       237          9.48%       295       11.80%
    1.5--2%        385        15.39%       139          5.56%       166        6.64%
    2--2.5%        207         8.28%        77          3.08%        78        3.12%
    2.5--3%        112         4.48%        33          1.32%        31        1.24%
    3--3.5%         54         2.16%        19          0.76%        18        0.72%
      >3.5%         64         2.56%        17          0.68%        25        1.00%
-----------      -----        ------     -----          -----     -----       ------
Total            2,501          100%     2,501           100%     2,501         100%
-----------      -----        ------     -----          -----     -----       ------

                          Average Daily Range: 1.3515%

SPDR TRUST

                                          INTRADAY HIGH VALUE    INTRADAY LOW VALUE
                  DAILY % PRICE RANGE     ABOVE CLOSING VALUE    BELOW CLOSING VALUE
                ----------------------  ----------------------  ---------------------
     RANGE      FREQUENCY   % OF TOTAL  FREQUENCY   % OF TOTAL   FREQUENCY % OF TOTAL
     -----      ---------   ----------  ---------   ----------   ----------- --------
    0--.25%         20         0.80%       848         33.91%       639       25.55%
   .25--.5%        247         9.88%       540         21.59%       603       24.11%
     .5--1%        666        26.63%       548         21.91%       630       25.19%
    1--1.5%        673        26.91%       282         11.28%       331       13.23%
    1.5--2%        428        17.11%       108          4.32%       150        6.00%
    2--2.5%        222         8.88%        98          3.92%        72        2.88%
    2.5--3%        117         4.68%        41          1.64%        38        1.52%
    3--3.5%         61         2.44%        18          0.72%        20        0.80%
      >3.5%         67         2.68%        18          0.72%        18        0.72%
-----------      -----       -------      -----         -----     -----       ------
Total            2,501          100%      2,501          100%     2,501         100%
-----------      -----       -------      -----         -----     -----       ------

                          Average Daily Range: 1.4008%
--------
*  Source: Bloomberg

        FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS FOR SPDR TRUST:
           CLOSING AMEX PRICE VS. NET ASSET VALUE (NAV) AS OF 12/31/02

---------------------------------------------------------------------------------------
                     CALENDAR   CALENDAR   CALENDAR   CALENDAR                FROM
                      QUARTER    QUARTER    QUARTER    QUARTER   CALENDAR   1/29/1993
                      ENDING     ENDING     ENDING     ENDING      YEAR      THROUGH
     RANGE           3/31/2002  6/30/2002  9/30/2002 12/31/2002    2002    12/31/2002
---------------------------------------------------------------------------------------
     > 200    Days      --         --         --         --         --         --
              -------------------------------------------------------------------------
 Basis Points   %       --         --         --         --         --         --
---------------------------------------------------------------------------------------
    150--200   Days     --         --         --         --         --         --
              -------------------------------------------------------------------------
 Basis Points   %       --         --         --         --         --         --
---------------------------------------------------------------------------------------
    100--150   Days     --         --         --         --         --          1
              -------------------------------------------------------------------------
 Basis Points   %       --         --         --         --         --        0.0%
---------------------------------------------------------------------------------------
    50--100    Days     --          1         --          3          4         19
              -------------------------------------------------------------------------
 Basis Points   %       --        1.6%        --        4.7%       1.6%       0.8%
---------------------------------------------------------------------------------------
     25--50    Days       1          2          4         13         20         159
              -------------------------------------------------------------------------
 Basis Points   %      1.7%       3.1%       6.3%       20.3%      7.9%       6.4%
---------------------------------------------------------------------------------------
     0--25     Days      30         28         19         22         99        1024
              -------------------------------------------------------------------------
 Basis Points   %      50.0%      43.8%      29.7%      34.4%      39.3%      40.9%
---------------------------------------------------------------------------------------
  Total Days  Days      31         31         23         38         123       1203
              -------------------------------------------------------------------------
  at Premium    %      51.7%      48.4%      35.9%      59.4%      48.8%      48.1%
---------------------------------------------------------------------------------------
Closing Price Days        2          2          1         --          5         16
              -------------------------------------------------------------------------
 Equal to NAV   %      3.3%       3.1%       1.6%        --        2.0%       0.6%
---------------------------------------------------------------------------------------
  Total Days  Days      27         31         40         26         124       1282%
              -------------------------------------------------------------------------
  at Discount   %      45.0%      48.4%      62.5%      40.6%      49.2%      51.3%
---------------------------------------------------------------------------------------
    0---25    Days      23         25         27         18         93        1006
              -------------------------------------------------------------------------
Basis Points   %      38.3%      39.1%      42.2%      28.1%      36.9%      40.2%
---------------------------------------------------------------------------------------
   -25---50   Days       4          5          9          8         26         225
              -------------------------------------------------------------------------
Basis Points    %      6.7%       7.8%       14.1%      12.5%      10.3%      9.0%
---------------------------------------------------------------------------------------
   -50---100  Days      --          1          4         --          5         48%
              -------------------------------------------------------------------------
Basis Points    %       --        1.6%       6.3%        --        2.0%       1.9%
---------------------------------------------------------------------------------------
  -100---150  Days      --         --         --         --         --          1
              -------------------------------------------------------------------------
Basis Points    %       --         --         --         --         --        0.0%
---------------------------------------------------------------------------------------
  -150---200  Days      --         --         --         --         --          1
              -------------------------------------------------------------------------
Basis Points    %       --         --         --         --         --        0.0%
---------------------------------------------------------------------------------------
    < -200    Days      --         --         --         --         --          1
              -------------------------------------------------------------------------
Basis Points    %       --         --         --         --         --        0.0%
---------------------------------------------------------------------------------------

     Close was within 0.25% of NAV better than 81% of the time from 1/29/93
            (the first day of trading on the AMEX) through 12/31/02.

---------
Source: American Stock Exchange LLC.

SPDR BID/ASKED SPREAD DISTRIBUTION (2002 ONLY)

                       RANGE ($)                     % OF TOTAL
                      -----------                    ----------
                      0.01 -- 0.05                     21.73%
                      0.06 -- 0.10                     62.78%
                      0.10 -- 0.15                     13.89%
                      0.15 -- 0.20                      1.45%
                      0.20 -- 0.25                      0.12%
                      0.25 -- 0.50                      0.04%
                            > 0.50                      0.00%
                      -----------                     -------
                      Total                           100.00%

     The  price   range  of  shares  for  2002  was  from   $77.10  to  $117.99;
consequently, $0.10 was from 0.13% to 0.08% of the share price.

----------
*  Source: American Stock Exchange LLC

     Information relating to the relative price performance of SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI")) and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either SPDRs or the asset classes chosen for such comparisons.

                                    GLOSSARY

                               PAGE
                               ----
"10 Basis Point Limit" ......    8
"Additional Cash Deposit" ...   30
"Adjustment Amount" .........   53
"Adjustment Day" ............   40
"Balancing Amount" ..........   41
"Beneficial Owners" .........   32
"Business Day" ..............    3
"Cash Component" ............    5
"Cash Redemption Payment" ...   34
"Closing Time" ..............   29
"Code" ......................    9
"Creation Units" ............    4
"Depository Agreement" ......   32
"Distributor" ...............    4
"Dividend Equivalent Payment"    5
"Dividend Payment Date" .....   54
"DTC" .......................    9
"DTCC" ......................   28
"DTC Cut-Off Time" ..........   36
"DTC Participants" ..........   32
"Evaluation Time" ...........    1
"Ex-Dividend Date" ..........   54
"Excess Cash Amounts" .......   34
"Exchange" ..................    3
"Index Securities" ..........    3
"Indirect Participants" .....   32
"License Agreement" .........    i
"Misweighting" ..............   38
"Misweighting Amount" .......   38
"NAV" .......................    3
"NAV Amount" ................   40
"NSCC Business Day" .........   12
"NSCC" ......................    5
"Participant Agreement" .....    5
"Participating Party" .......    5
"Portfolio" .................    3
"Portfolio Deposit" .........    5
"Portfolio Deposit Amount" ..   41
"Portfolio Securities" ......    3
"Record Date" ...............   54
"Request Day" ...............   40
"S&P" .......................    3
"S&P 500 Index" .............    3
"SEC" .......................    5
"Service" ...................    9
"SPDRs" .....................    3
"SPDR Clearing Process" .....    5
"Sponsor" ...................    3
"Transaction Fee" ...........    8
"Transmittal Date" ..........   28
"Trust" .....................    3
"Trust Agreement" ...........    3
"Trustee" ...................    3
"Weighting Analysis" ........   38



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

STANDARD & POOR'S DEPOSITARY
RECEIPTS (SPDRS)
SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

--------------------------------------------------------------------------------


This Prospectus does not include all of the information with respect to the SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

o    Securities Act of 1933 (File No. 33-46080) and
o    Investment Company Act of 1940 (File No. 811-7330).

TO OBTAIN COPIES FROM THE SEC AT PRESCRIBED RATES--

WRITE: Public Reference Section of the SEC
       450 Fifth Street, N.W., Washington,
       D.C. 20549-6009
CALL:  1-800-SEC-0330
VISIT: http://www.sec.gov

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDRs. While this Prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

--------------------------------------------------------------------------------


PROSPECTUS DATED JANUARY 24, 2003